As filed with the Securities and Exchange Commission on April 29, 2011

  Registration Nos. 333-26505
  and 811-08209

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 16  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 10  ☒

United Investors Universal Life
Variable Account

(Exact Name of Registrant)

United Investors Life Insurance Company

(Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

Depositor's Telephone Number, including Area Code:

Max Berueffy, Esq.
United Investors Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223

Name and Address of Agent for Service:

Copy to:

Frederick R. Bellamy, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2011 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Flexible Premium Variable Life Insurance Policies

Prospectus
May 1, 2011

This prospectus describes the Advantage PlusSM Variable Life Insurance policy, a flexible premium variable life insurance policy ("policy") issued by United Investors Life Insurance Company ("United Investors"). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

  You can allocate your policy's values to:

•  United Investors Universal Life Variable Account (the "Variable Account"), which invests in the mutual fund portfolios listed below; or

•  the fixed account, which pays a guaranteed minimum fixed rate of interest.

A prospectus for the portfolios available through the Variable Account must accompany this prospectus. Please read this document before investing and save it for future reference.

  Please note that the policies and the portfolios:

•  are not guaranteed to achieve their goals;

•  are not federally insured;

•  are not endorsed by any bank or government agency; and

•  are subject to risks, including loss of the amount invested.

ADVANTAGE PLUSSM

VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by

United Investors Life Insurance Company

through

United Investors Universal Life Variable Account

United Investors Life Insurance Company
Variable Products Division
Administrative Office
P.O. Box 362167
Birmingham, Alabama 35236

Telephone: (800) 999-0317

The policy offers 11 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of Ivy Funds Variable Insurance Portfolios*:

•  Ivy Funds VIP Asset Strategy**

•  Ivy Funds VIP Balanced

•  Ivy Funds VIP Bond

•  Ivy Funds VIP Core Equity

•  Ivy Funds VIP Growth

•  Ivy Funds VIP High Income**

•  Ivy Funds VIP International Growth

•  Ivy Funds VIP Money Market

•  Ivy Funds VIP Science and Technology

•  Ivy Funds VIP Small Cap Growth

*  Formerly named W&R Target Funds, Inc.

**  Not available in California

The Securities and Exchange Commission ("SEC") has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VARIABLE LIFE INSURANCE POLICIES:

  ARE NOT FDIC INSURED  ARE NOT BANK GUARANTEED  MAY LOSE VALUE

Privacy Policy of United Investors Life Insurance Company (inside front cover)

U-1165, Ed. 5-11

Policy Benefits/Risks Summary	1

Policy Benefits	1

Death Benefits	1

Cash Benefits	1

Transfers	2

Tax Benefits	2

Dollar-Cost Averaging	2

Free Look	2

Supplemental Benefits	2

Illustrations	2

Policy Risks	3

Investment Risk	3

Risk of Termination	3

Tax Risks	3

Surrender Risks	4

Loan Risks	4

Risk of Increase in Current Fees and Charges	4

Risk of Frequent Trading	4

Portfolio Risks	5

Fee Tables	6

The Policy	10

The Policy in General	10

Purchasing a Policy	11

When Insurance Coverage Takes Effect	11

"Free Look" Right to Cancel the Policy	11

Policy Changes	12

Premiums	12

Planned Premiums	12

Premiums to Prevent Termination	13

Processing Your Policy Transactions: "Good Order" Requirements	13

Death Benefit Guarantee	14

Crediting Premiums to the Policy	14

Net Premium Allocations	14

Tax-Free "Section 1035" Exchanges	14

Policy Values	15

Policy Value	15

Variable Account Value	15

Fixed Account Value	16

Death Benefits	17

Amount of Death Benefit Payable	17

Death Benefit Options	18

Changing the Death Benefit Option	18

Changing the Face Amount	19

Effect of Partial Surrenders on the Death Benefit	20

Beneficiary	20

Surrenders and Partial Surrenders	21

Surrenders	21

Partial Surrenders	21

ii

Transfers	21

General	21

Transfer Limitations	23

Dollar-Cost Averaging	24

Loans	25

Payments	26

Policy Reinstatement	27

United Investors Life Insurance Company and The Fixed Account	27

United Investors Life Insurance Company	27

The Fixed Account	27

The Variable Account and the Portfolios	28

The Variable Account	28

Changing the Variable Account	28

The Portfolios	29

Addition, Deletion, or Substitution of Investments	31

Voting of Portfolio Shares	32

Charges and Deductions	32

Premium Expense Charge	33

Mortality and Expense Risk Charge	33

Monthly Deduction	33

Surrender Charge	34

Partial Surrender Charge	35

Cost of Insurance	35

Other Charges	36

Supplemental Benefits and Riders	36

Tax Considerations	37

Introduction	37

Tax Status of the Policy	37

Tax Treatment of Policy Benefits	38

Taxation of United Investors	42

Employment-Related Benefit Plans	42

Sale of the Policies	42

State Variations	43

Legal Proceedings	43

Financial Statements	43

Glossary	44

Statement of Additional Information Table of Contents	45

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is similar or comparable to an investment in a mutual fund.

iii

Policy Benefits/Risks Summary

The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the investment divisions, the amount of interest we credit to the fixed account, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds' prospectuses carefully before investing.

Policy Benefits

Death Benefits

We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy's maturity date. We pay the death benefit when we receive satisfactory proof at our administrative office of the insured's death.

•  Death Benefit Options A and B. You must select one of two death benefit options under the policy:

(a)  Option A: the greater of the policy's face amount or a multiple of its policy value; or

(b)  Option B: the greater of (1) the policy's face amount plus its policy value or (2) a multiple of its policy value.

Subject to certain limits, you may change the policy's face amount and death benefit option. Changing the policy's face amount or death benefit option may have tax consequences.

The policy's death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equals or exceeds (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

The death benefit guarantee period generally ends at the insured's age 65 under death benefit option A or age 62 under death benefit option B. This period may vary in some states.

Cash Benefits

Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

•  Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy's cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See "Tax Considerations.")

•  Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See "Tax Considerations.")

•  Partial Surrender. You generally may make a partial surrender from the net cash surrender value at any time during the insured's life, provided that the policy has sufficient net cash surrender value remaining. Partial surrenders may have tax consequences. (See "Tax Considerations.")

Transfers

Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year. We may severely restrict transfers in the future or even revoke the transfer privilege for certain policy owners. (See "Transfers.")

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, make a partial surrender, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

Before the maturity date, you may have automatic transfers of a predetermined amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

Free Look

For a limited time after the policy's effective date, you may cancel the policy and receive a full refund of all premiums paid.

Supplemental Benefits

Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

•  accelerated death benefit rider;

•  accidental death benefit rider;

•  additional insured term insurance rider;

•  children's term insurance rider; and

•  disability waiver of monthly deductions rider.

Other supplemental benefits may also be available, and all benefits may not be available in all states.

Illustrations

You should receive your own personalized illustrations of hypothetical death benefits and policy values that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)  understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)  compare the policy to other life insurance policies.

The hypothetical illustrations also show that the cash surrender value may be low if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

If you invest your policy value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

If you allocate net premiums to the fixed account, then we credit your policy account value (in the fixed account) with a declared rate of interest. You assume the risk that the fixed account declared rate of interest may not exceed the guaranteed minimum rate of 4.0% per year.

Risk of Termination

The policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule, if the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the death benefit guarantee is not in effect. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, especially if the full amount of premiums is paid.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract under Federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, partial surrenders, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable ordinary income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Surrender Risks

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). It is possible that you will receive no net cash surrender value if you surrender your policy especially in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Even if you do not surrender your policy, surrender charges may play a role in determining whether your policy will terminate without value, because surrender charges affect the net cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly terminate). See "Risk of Termination," above.

A surrender may have tax consequences. (See "Tax Considerations.")

Loan Risks

A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than (or greater than) the net interest rate credited on the amount transferred to the fixed account securing the loan.

•  Your policy value, by comparison to a policy under which no loan has been made, will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions).

•  A policy loan increases the risk that the policy will terminate, since a loan decreases the net cash surrender value and could be a factor in whether the death benefit guarantee remains in effect.

•  Loans may be treated as taxable distributions and may be subject to a 10% penalty tax. (See "Tax Considerations.")

•  If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the policy or your policy terminates because the loan balance exceeds the cash surrender value on any monthly anniversary (and the death benefit guarantee is not in effect), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Risk of Increase in Current Fees and Charges

Certain fees and charges currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force.

Risk of Frequent Trading

The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed or appropriate for market timers or other persons that use programmed, large, or frequent transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions ("Harmful Trading") or between the variable investment divisions and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the Ivy Funds Variable Insurance Portfolios prospectus. Please refer to this prospectus for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables*

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, or make partial surrenders from the policy. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted—Maximum Guaranteed Charge
Premium Expense Charge:	Upon receipt of each premium payment	3.5% of each premium payment for state, local and federal tax charges

Surrender Charge:	Upon full surrender, lapse or decrease in face amount before the end of the 16th policy year (or before the end of the 16th policy year following an increase in the policy's face amount)	$6.00 to $26.00 per $1,000 of face amount, which varies with the insured's age on the policy's effective date (or at the time of increase in the policy's face amount)(1)

Representative Insured: Age 35 in the first policy year	Upon full surrender, lapse or decrease in face amount before the end of the 16th policy year (or before the end of the 16th policy year following an increase in the policy's face amount)	$7.00 per $1,000 of face amount(2)

Partial Surrender Charge:	Upon partial surrender of the policy	The lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect

Accelerated Death Benefit Rider:	At the time the accelerated death benefit is paid	$250 plus expected future interest on accelerated benefit amount at a rate of 6%(3)

*  Certain of the fees and charges in these tables have been rounded in accordance with regulations of the Securities and Exchange Commission. Accordingly, actual charges may be somewhat higher (or lower) than the figures in these tables.

(1)  The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase). (See "Charges and Deductions.")

(2)  The surrender charge varies based on the insured's age. The charge generally decreases as the insured ages. The surrender charge shown in the table may not be typical of the charge you will pay. Your policy's data page will indicate the surrender charge applicable to your policy.

(3)  The current charge deducted is $100 plus expected future interest on accelerated benefit amount at a rate of 6.0%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance:(4)
Minimum and Maximum(5) Charge	On policy's effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of net amount at risk(6) per month	$0.06-$23.81 per $1,000 of net amount at risk per month

Representative Insured: Issue Age 35, Male Standard Non-Tobacco, $140,000 face amount in the first policy year	On policy's effective date and on each monthly anniversary	$0.14 per $1,000 of net amount at risk per month	$0.14 per $1,000 of net amount at risk per month

Administrative Charge:	On policy's effective date and on each monthly anniversary	$7.50 per month for life of the policy	$5.00 per month for the life of the policy

Guaranteed Death Benefit Charge:	On policy's effective date and on each monthly anniversary while the death benefit guarantee remains in effect	$0.01 per $1,000 of face amount per month	$0.01 per $1,000 of face amount per month

Mortality and Expense Risk Charge:	Daily	Annual rate of 0.90% for all policy years of the average daily net assets of each variable investment division in which you are invested	Annual rate of: • 0.90% during first 10 policy years • 0.70% during policy years 11 and later of the average daily net assets of each variable investment division in which you are invested

Policy Loan Interest Charge:	Daily on any outstanding loan	2.0% annually(7) Certain loans may have a 0% charge	2.0% annually(7) Certain loans may have a 0% charge

(4)  Cost of insurance charges vary based on the insured's age, sex, risk class, policy year, and face amount, or other factors. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy's data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our administrative office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured's age and risk class, the death benefit option, face amount, planned premiums, and riders requested.

(5)  Some current cost of insurance rates are lower for face amounts greater than $500,000.

(6)  The net amount at risk is equal to the amount by which the death benefit divided by 1.00327374 exceeds the policy value.

(7)  Interest is charged daily on any outstanding loan at an effective annual rate of 6.0%. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Optional Rider Charges:
• Accidental Death Benefit Rider	On rider's effective date and on each monthly anniversary	$0.10 per $1,000 of rider coverage amount per month	$0.10 per $1,000 of rider coverage amount per month

• Additional Insured Term Insurance Rider(8)

Minimum and Maximum Charge	On rider's effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of rider coverage amount per month	$0.06-$36.26 per $1,000 of rider coverage amount per month

Representative Insured: Attained Age 56, Female Standard Non-Tobacco	On rider's effective date and on each monthly anniversary	$0.57 per $1,000 of rider coverage amount per month	$0.36 per $1,000 of rider coverage amount per month

• Children's Term Insurance Rider	On rider's effective date and on each monthly anniversary	$1.00 per $1,000 of rider coverage amount per month	$1.00 per $1,000 of rider coverage amount per month

• Disability Waiver of Monthly Deduction Rider(8)

Minimum and Maximum Charge	On rider's effective date and on each monthly anniversary	$0.01-$0.28 per $1.00 of monthly deductions for other benefits	$0.01-$0.28 per $1.00 of monthly deductions for other benefits

Representative Insured: Attained Age 46	On rider's effective date and on each monthly anniversary	$0.03 per $1.00 of monthly deductions for other benefits	$0.03 per $1.00 of monthly deductions for other benefits

(8)  Charges for the riders may vary based on the insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your policy's data page will indicate the rider charges applicable to your policy, and more detailed information concerning these rider charges is available on request from our administrative office.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2010. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.49%	—	1.20%

The following table shows the fees and expenses (before waiver or expense assumption) charged by each portfolio for the fiscal year ended December 31, 2010.

Ivy Funds Variable Insurance Portfolios Annual Portfolio Operating Expenses(9)
(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(10)	Other Expenses(11)	Total Portfolio Expenses
Ivy Funds VIP Asset Strategy*	0.69%	0.25%	0.09%	1.03%
Ivy Funds VIP Balanced	0.70%	0.25%	0.06%	1.01%
Ivy Funds VIP Bond	0.47%	0.25%	0.06%	0.78%
Ivy Funds VIP Core Equity*	0.70%	0.25%	0.06%	1.01%
Ivy Funds VIP Growth*	0.70%	0.25%	0.05%	1.00%
Ivy Funds VIP High Income*	0.62%	0.25%	0.09%	0.96%
Ivy Funds VIP International Growth*	0.85%	0.25%	0.10%	1.20%
Ivy Funds VIP Money Market*	0.40%	0.00%	0.09%	0.49%
Ivy Funds VIP Science and Technology*	0.85%	0.25%	0.08%	1.18%
Ivy Funds VIP Small Cap Growth*	0.85%	0.25%	0.06%	1.16%

(9)  These expenses are deducted directly from the assets of the Ivy Funds Variable Insurance Portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of Ivy Funds Variable Insurance Portfolios, supplied the above information, and we have not independently verified it. In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed. We may be required to implement a mutual fund portfolio's redemption fee. If so, any applicable redemption fee will be deducted from your policy value. See the Ivy Funds Variable Insurance Portfolios prospectus for more complete information.

(10)  Each portfolio may pay a service fee to Waddell & Reed, Inc., the underwriter of Ivy Funds Variable Insurance Portfolios, of no more than 0.25% of the portfolio's average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(11)  Other Expenses are those incurred for the year ended December 31, 2010.

* Excludes expense assumption (shown on next page)

Expense assumption is as follows:

Portfolio	Management Fee	12b-1 Fees	Other Expenses	Total Portfolio Expense After Expense Assumption
Ivy Funds VIP Asset Strategy	0.68%	0.25%	0.09%	1.02%
Ivy Funds VIP Core Equity	0.65%	0.25%	0.06%	0.96%
Ivy Funds VIP Growth	0.67%	0.25%	0.05%	0.97%
Ivy Funds VIP High Income	0.57%	0.25%	0.09%	0.91%
Ivy Funds VIP International Growth	0.82%	0.25%	0.10%	1.17%
Ivy Funds VIP Money Market	0.40%	0.00%	0.02%	0.42%
Ivy Funds VIP Science and Technology	0.83%	0.25%	0.08%	1.16%
Ivy Funds VIP Small Cap Growth	0.83%	0.25%	0.06%	1.14%

Actual expenses of Ivy Funds Variable Insurance Portfolios may be greater or less than those shown.

The Policy

The Policy in General

The Advantage Plus Variable Life Insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a)  provides insurance protection on the life of the insured until the policy's maturity date.

(b)  allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c)  provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)  permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy. Loans, partial surrenders, and full surrenders may be taxable and before age 59 1/2, subject to a 10% tax penalty. (See "Tax Considerations.")

In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage Plus policy value among the fixed account and ten variable investment divisions which invest in portfolios of Ivy Funds Variable Insurance Portfolios. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the ten variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Ivy Funds Variable Insurance Portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is negative or just not sufficiently positive to cover the charges under the policy.

Purchasing a Policy

You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your rights under your policy.

To purchase a policy, you must complete an application, submit it in good order to our administrative office, and pay an initial premium which varies by the age, sex and risk class of the insured. (See "Premiums" below.) The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules and are in good order.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions and the fixed account.

Generally, we will issue a policy covering an insured up to attained age 75 (on the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right to reject an application for any reason permitted by law.

You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See the section entitled "Payments".

Replacement of Existing Insurance. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy's effective date.

"Free Look" Right to Cancel the Policy

During the "free look" period, you may cancel your policy and receive a refund of all premiums paid. The "free look" period expires the later of:

(a)  20 days after you receive your policy; or

(b)  45 days after you sign the application for the policy.

Some states may require a longer period or a different refund amount. In order to cancel the policy, we generally require that you return it by mail or other delivery before the end of the "free look" period to our administrative office or to the agent who sold it to you.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)  to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

(b)  to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they or we are subject; or

(c)  to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid and in some states are subject to your signed acceptance.

Premiums

The premium amounts sufficient to fund a policy depend on a number of factors, such as:

(a)  the age, sex and risk class of the proposed insured;

(b)  the face amount of the policy;

(c)  any supplemental benefits under the policy; and

(d)  the investment performance of the portfolios you choose.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25, or the minimum monthly premium, if less. We will give you 90 days' advance written notice if we change this minimum.

Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

We do not authorize electronic payment of premiums/deposits for variable products because such payments are processed in a separate facility in a different state from those for variable products. Therefore, in the event that you arrange for such a payment on a variable product along with an electronic payment for a traditional, fixed insurance product we issue, you will bear the risk of our not receiving the payment for the variable product in a timely fashion, if at all. Such payments will not be deemed received and will not be applied or processed unless and until they are received in good order in the variable products department.

Planned Premiums

When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly by automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. However, paying the planned premiums might not be enough to keep the policy from lapsing. (See "Premiums to Prevent Termination" below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy's face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See "Changing the Face Amount.")

Premiums to Prevent Termination

If you do not pay sufficient premiums to keep the death benefit guarantee in effect or if the investment performance of the policy's variable investment divisions and the fixed account is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

If the death benefit guarantee is not in effect on a monthly anniversary and either

(a)  the net cash surrender value is less than the monthly deduction, or

(b)  the loan balance exceeds the cash surrender value,

then the policy will terminate without value unless additional premiums are paid. (See "Monthly Deduction" and "Death Benefit Guarantee.") This can occur even if you have paid all planned premiums in full and on time.

You will have a 61-day grace period to pay an additional premium sufficient to keep your policy in force. At least 30 days before the policy ends without value (or longer where state law requires) we will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). Your policy will remain in effect during the grace period. (See "Amount of Death Benefit Payable" and "Effect of Policy Loan.") The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment (called the "grace period premium") required will not exceed:

(a)  the amount by which the loan balance exceeds the cash surrender value; plus

(b)  any accrued and unpaid monthly deductions as of the date of the notice; plus

(c)  an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See "Policy Reinstatement" for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured's death and for any loan balance.

Processing Your Policy Transactions: "Good Order" Requirements

We cannot process your requests for transactions relating to the policy until we have received the requests in good order at our administrative office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the variable investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., and any other information or supporting documentation that we may require. With respect to premiums paid, "good order" also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Death Benefit Guarantee

During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to (i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy's effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums. Your minimum monthly premium is specified on your policy data page.

For death benefit option A, the death benefit guarantee period lasts five years or until the insured's attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured's attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

Crediting Premiums to the Policy

Between the date your initial premium is received and the policy's effective date, we will credit interest on the initial net premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy's effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy and allocated among the variable investment divisions and the fixed account according to the premium allocations that you elect. Any additional net premium received will be credited to the policy on the date we receive it at our administrative office, or the next business day thereafter.

Net Premium Allocations

When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. The change will apply to all premiums received after we receive your instructions in good order, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

All instructions for allocations must be received in good order. Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction. (See "Tax Considerations.")

Policy Values

Policy Value

The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy's effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

(a)  the performance of the variable investment divisions to which amounts have been allocated;

(b)  interest credited on amounts allocated to the fixed account and loan balance;

(c)  charges;

(d)  transfers;

(e)  partial surrenders; and

(f)  policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

The cash surrender value is the policy value reduced by any surrender charge.

The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

The variable account value is the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. On the policy's effective date, the value of each variable investment division is equal to:

(a)  the initial net premium allocated to that variable investment division; plus

(b)  any accrued interest from the date of receipt of the premium to the policy's effective date; minus

(c)  the portion of the first month's monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

(a)  the value of the variable investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the preceding business day, multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)  the sum of all net premiums allocated to the variable investment division since the previous business day; plus

(c)  the sum of all loan repayments allocated to the variable investment division since the previous business day; plus

(d)  the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus

(e)  the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

(f)  the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus

(g)  the portion of the monthly deduction allocated to the variable investment division since the previous business day.

Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)  the allocated portion of the monthly deduction is taken from the variable investment division;

(b)  a policy loan is taken from the variable investment division;

(c)  an amount is transferred from the variable investment division; or

(d)  a partial surrender is taken from the variable investment division.

The number of the variable investment division's units may also decrease if the policy's face amount is decreased because a portion of the surrender charge might be deducted. Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transactions in good order.

A variable investment division's unit value is an index we use to measure investment performance. Each variable investment division's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Fixed Account Value

On the policy's effective date, the fixed account value is equal to:

(a)  the initial net premium allocated to the fixed account; plus

(b)  any accrued interest from the date of receipt of the premium to the policy's effective date; minus

(c)  the portion of the first month's monthly deduction allocated to the fixed account.

On any monthly anniversary thereafter, the fixed account value is equal to:

(a)  the fixed account value on the preceding monthly anniversary; plus

(b)  the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus

(c)  the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus

(d)  total interest credited to the fixed account since the previous monthly anniversary; plus

(e)  the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus

(f)  the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus

(g)  the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus

(h)  the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits

If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive (i) satisfactory proof at our administrative office of the insured's death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. (See "Payments.") Such satisfactory proof of death must be received in good order at our administrative office to avoid a delay in processing the death benefit claim. The death benefit will be paid to the beneficiary (or beneficiaries). (See "Beneficiary.") When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

Amount of Death Benefit Payable

The amount of death benefit payable is:

(a)  the amount of insurance determined under the death benefit option in effect on the date of the insured's death; plus

(b)  any supplemental benefits provided by riders; minus

(c)  any loan balance on that date; minus

(d)  any past due monthly deductions (if death occurred during a grace period).

Under certain circumstances, the amount of the death benefit may be further adjusted. (See "Incontestability" and "Misstatement of Age or Sex" in the Statement of Additional Information.)

Please note that the payment of the death benefit is subject to our financial strength and claims-paying ability.

Death Benefit Options

The amount of the death benefit depends in part on the death benefit option in effect on the date of death.

Death Benefit Option A. The death benefit (amount of insurance) under option A is the greater of:

(1)  the face amount at the beginning of the policy month when the death occurs; or

(2)  the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option A, the death benefit ordinarily will not change.

Death Benefit Option B. The death benefit under option B is the greater of:

(1)  the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

(2)  the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see your personal illustrations.)

Death Benefit Factors. The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured's attained age 40 and declines thereafter as the insured's age increases, as specified in the following table.

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age		Factor
41	2.43	51	1.78	61	1.28	71		1.13
42	2.36	52	1.71	62	1.26	72		1.11
43	2.29	53	1.64	63	1.24	73		1.09
44	2.22	54	1.57	64	1.22	74		1.07
45	2.15	55	1.50	65	1.20	75-90		1.05
46	2.09	56	1.46	66	1.19	91		1.04
47	2.03	57	1.42	67	1.18	92		1.03
48	1.97	58	1.38	68	1.17	93		1.02
49	1.91	59	1.34	69	1.16	94		1.01
50	1.85	60	1.30	70	1.15	95	+	1.00

The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

(a)  each change must be submitted by written request received in good order by our administrative office;

(b)  once you change the death benefit option, you cannot change it again for one year;

(c)  if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy's face amount will be decreased by an amount equal to the policy value on the date of the change;

(d)  if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences, so you should consult a tax advisor before making a change. (See "Tax Considerations.")

Changing the Face Amount

You select the policy's face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences, so you should consult a tax advisor before making a change. (See "Tax Considerations" below.)

Increasing the Face Amount. To increase the policy's face amount, you must:

(a)  submit an application for the increase;

(b)  submit proof satisfactory to us that the insured is an insurable risk; and

(c)  pay any additional premium that is required.

The face amount cannot be increased after the insured's attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

The risk class that applies for any face amount increase may be different from the risk class that applies for the policy's initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges, equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed below under "Surrender Charge," will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

Decreasing the Face Amount. You may decrease the policy's face amount by submitting a written request in good order to our administrative office. The face amount may not be decreased below the policy's minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

(a)  the monthly anniversary on or following the day we receive the request; or

(b)  the monthly anniversary one year after the date of the last change in face amount.

A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy's initial face amount.

We will deduct a charge from the policy value each time the policy's face amount is decreased. The amount of this charge is the lesser of:

(a)  the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or

(b)  the policy value when the decrease is made.

The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

For example, if you own a policy with a $100,000 face amount and a $1,000 surrender charge, and reduce the face amount in the 5th policy year to $75,000, the reduction percentage will be 25%. We will deduct $250 (or your policy value if less) from the policy value at the time of the decrease.

After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Effect of Partial Surrenders on the Death Benefit

A partial surrender will affect your policy's death benefit in the following respects:

(a)  If death benefit option A is in effect, the policy's face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy's initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy's initial face amount.

(b)  If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy's face amount is not affected.

Beneficiary

You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a written request in good order at our administrative office. Upon our acceptance of the request, the change will take effect as of the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Maturity

The maturity date of the policy is the policy anniversary on which the insured attains age 100. If the insured survives to attained age 100 and the maturity date is not extended to keep the policy in force, then the proceeds payable by this policy are the policy value less any loan balance.

If the insured survives to attained age 100 and you ask us to continue this policy, then we will extend the maturity date if in doing so this policy still qualifies as life insurance according to the Internal Revenue Service and your state. In order to continue this policy beyond age 100, we may require that the death benefit not exceed the policy value. The tax consequences of continuing the policy are unclear. See "Tax Considerations" below.

Surrenders and Partial Surrenders

Surrenders

You may surrender your policy at any time for its net cash surrender value as calculated at the end of the business day (usually 4:00 p.m. Eastern Time) when we receive your request in good order, at our administrative office. (See "Payments.") The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See "Surrender Charge.") Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. We generally will pay the net cash surrender value to you in a lump sum within 7 days after we receive your request in good order unless you request other arrangements. We may postpone payment of surrenders under certain conditions. All surrender requests must be submitted in good order to avoid a delay in processing your request. Surrendering the policy may have tax consequences. (See "Tax Considerations.") Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order.

Partial Surrenders

You may make partial surrenders under your policy at any time during the insured's life and before the policy has terminated. (See "Payments.") Requests for partial surrenders must be made in writing and received at our administrative office in good order. The minimum partial surrender amount is $100. The net cash surrender value remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

The partial surrender charge is:

(a)  the lesser of $25 or 2% of the partial surrender amount; plus

(b)  a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. All partial surrender requests must be submitted in good order to avoid a delay in processing your request. Partial surrenders may reduce or eliminate the benefits and guarantees available under the policy. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See "Effect of Partial Surrenders on the Death Benefit.") Partial surrenders may have tax consequences. (See "Tax Considerations.")

Transfers

General

At any time after the end of the "free look" period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

(a)  25% of the prior policy anniversary's unloaned fixed account value; or

(b)  the amount of the prior policy year's transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

Transfer requests may be made by satisfactory written, facsimile (FAX) or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request in good order at our administrative office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See "Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions. If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don't occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Facsimile (FAX) Transactions. You may submit written requests to us by FAX for financial service transactions, such as transfers, partial surrenders or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:
Variable Products Division
FAX Number: 205-325-2092
(Or 205-325-4378, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Effects of Frequent Transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions or between the variable investment divisions and the fixed account ("Harmful Trading") can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the variable investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among variable investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Transfer Limitations. Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost life insurance policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the "underlying funds"). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular investment divisions by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

We have not detected any market timing or other harmful transfer activity in our variable investment divisions. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner's transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•  monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•  limiting the frequency or number of transfers made in a given time period;

•  limiting the dollar amount that may be transferred at any one time;

•  charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•  for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•  for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•  denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•  imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

You should know that we have entered into a written agreement, as required by SEC regulation, with the fund or its principal underwriter that obligates us to provide to the fund, promptly upon request, certain information about the trading activity of individual policy owners and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the fund.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar-Cost Averaging

The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy's maturity date. The amount automatically transferred may be a specified dollar amount of at least $100 from the money market investment division to one or more of the other variable investment divisions. If the transfer is to be made to more than one variable investment division, then a minimum of $25 must be transferred to each variable investment division selected. Dollar-cost averaging transfers may occur on the same day of every month. If that day is not a business day, then the transfer will be made on the next business day. Transfers will be made at the unit values determined as of the close of business on the date of the transfer (usually 4:00 p.m. Eastern Time).

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone to our administrative office. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Loans

You may borrow up to 90% of your cash surrender value at any time by submitting a written request in good order to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See "Premiums to Prevent Termination.") Policy loans may have income tax consequences. (See "Tax Considerations.")

When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

Interest. We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount. The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

Loan Repayment. You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

Effect of Policy Loan. A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the "Tax Considerations" section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Payments

Written requests for payment must be sent to our administrative office or given to an authorized United Investors agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive in good order at our administrative office all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the business day our administrative office receives all required documents and information in good order.

Telephone or FAX requests may be allowed by us in certain circumstances.

We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

(a)  the disposal or valuation of the Variable Account's assets is not reasonably practicable because

(i)  the New York Stock Exchange is closed for other than a regular holiday or weekend,

(ii)  trading is restricted by the SEC, or

(iii)  the SEC declares that an emergency exists; or

(b)  the SEC by order permits postponement of payment to protect our policy owners.

If, pursuant to SEC rules, the Ivy Funds VIP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of the fund portfolio, then we may delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the corresponding investment division until the fund portfolio is liquidated.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or 'freeze' or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for partial surrenders, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Policy Reinstatement

The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

(a)  submit an application for reinstatement in good order to our administrative office;

(b)  provide evidence of insurability satisfactory to us;

(c)  pay or agree to reinstatement of any loan balance; and

(d)  pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

United Investors Life Insurance Company and The Fixed Account

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are currently incorporated in the State of Nebraska. We are a stock life insurance company, wholly owned by Protective Life Insurance Company, which in turn is wholly owned by Protective Life Corporation, an insurance holding company. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. Our principal business address is 2801 Highway 280 South, Birmingham, Alabama 35233.

Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate for each premium payment will be guaranteed for at least a one-year period. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The fixed account may not be available in all states.

Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See "Transfers.")

The Variable Account and the Portfolios

The Variable Account

The variable investment divisions are "sub-accounts" or divisions of the United Investors Universal Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on April 18, 1997. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of Ivy Funds Variable Insurance Portfolios. Income, gains and losses (whether or not realized) arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)  add investment divisions to, or remove investment divisions from, the Variable Account;

(b)  combine the Variable Account with other separate accounts;

(c)  replace the shares of a portfolio by substituting shares of a portfolio of another investment company

(1)  if shares of the portfolio are no longer available for investment, or

(2)  if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)  end the registration of the Variable Account under the 1940 Act;

(e)  disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)  operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

The Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios, a mutual fund with the following investment portfolios available to the Variable Account:

1.  Ivy Funds VIP Asset Strategy*;

2.  Ivy Funds VIP Balanced;

3.  Ivy Funds VIP Bond;

4.  Ivy Funds VIP Core Equity;

5.  Ivy Funds VIP Growth;

6.  Ivy Funds VIP High Income*;

7.  Ivy Funds VIP International Growth

8.  Ivy Funds VIP Money Market;

9.  Ivy Funds VIP Science and Technology; and

10.  Ivy Funds VIP Small Cap Growth.

*  For policies issued in California, the investment divisions which invest in the Ivy Funds VIP Asset Strategy and the Ivy Funds VIP High Income are not available.

The assets of each portfolio of Ivy Funds Variable Insurance Portfolios are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the Ivy Funds Variable Insurance Portfolios prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP Asset Strategy	Ivy Funds VIP Asset Strategy seeks high total return over the long term. It seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments seeking exposure to various foreign currencies.

Ivy Funds VIP Balanced	Ivy Funds VIP Balanced seeks, as a primary objective, to provide current income, and as a secondary objective, the Portfolio seeks long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

Ivy Funds VIP Bond	Ivy Funds VIP Bond seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its objective by investing primarily in investment grade, debt securities, including bonds rated BBB- or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or a comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO, the Portfolio's investment manager, to be of comparable quality.

Ivy Funds VIP Core Equity	Ivy Funds VIP Core Equity seeks capital growth. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large-cap companies with dominant market positions in their industries.

Ivy Funds VIP Growth	Ivy Funds VIP Growth seeks capital growth, with current income as a secondary objective. It seeks to achieve its primary objective by investing primarily in a diversified portfolio of common stocks issued by what WRIMCO, the Portfolio's investment manager, believes are higher-quality, growth-oriented large cap sized companies with have appreciation possibilities.

Ivy Funds VIP High Income	Ivy Funds VIP High Income seeks, as its primary objective, a high level of current income. As a secondary objective, the Portfolio seeks capital growth when consistent with its primary objective. It seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, the Portfolio's investment manager, consistent with the Portfolio's objectives.

Ivy Funds VIP International Growth	Ivy Funds VIP International Growth seeks, as a primary objective, long-term appreciation of capital. As a secondary objective, the Portfolio seeks current income. It seeks to achieve its objectives by investing primarily in common stocks of foreign companies that WRIMCO, the Portfolio's investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-term growth and are in regions or countries that WRIMCO believes possess attractive growth characteristics.

Ivy Funds VIP Money Market*	Ivy Funds VIP Money Market seeks maximum current income consistent with stability of principal. It seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments.

Ivy Funds VIP Science and Technology	Ivy Funds VIP Science and Technology seeks long-term capital growth. It invests primarily in the equity securities of domestic and foreign science and technology companies around the globe.

Ivy Funds VIP Small Cap Growth	Ivy Funds VIP Small Cap Growth seeks growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap companies.

*  During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges. There is no assurance that the Ivy Funds VIP Money Market portfolio will maintain a stable net asset value per share.

In addition to the Variable Account, Ivy Funds Variable Insurance Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Ivy Funds Variable Insurance Portfolios prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of Ivy Funds Variable Insurance Portfolios that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of Ivy Funds Variable Insurance Portfolios and to substitute shares of another portfolio of Ivy Funds Variable Insurance Portfolios or any other investment vehicle or of another open-end, registered investment company if:

(a)  laws or regulations are changed;

(b)  the shares of Ivy Funds Variable Insurance Portfolios or one of its portfolios are no longer available for investment; or

(c)  in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of Ivy Funds Variable Insurance Portfolios, or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)  operated as a management company under the Investment Company Act of 1940;

(b)  deregistered under that Act in the event such registration is no longer required; or

(c)  combined with other United Investors separate accounts.

Voting of Portfolio Shares

We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. Please note that the effect of proportional voting is that a small number of policy owners may control the outcome of a vote. Ivy Funds Variable Insurance Portfolios does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

(a)  the death benefits, cash and loan benefits provided by the policy;

(b)  funding choices, including net premium allocations and dollar-cost averaging programs;

(c)  administration of various elective options under the policy; and

(d)  the distribution of various reports to policy owners.

Costs and expenses we incur include:

(a)  those associated with underwriting applications and changes in face amount and riders;

(b)  various overhead and other expenses associated with providing the services and benefits provided by the policy;

(c)  sales and marketing expenses;

(d)  Federal, state and local premium and other taxes and fees; and

(e)  other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

(a)  insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

(b)  the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is a combined deduction of 2.5% of premiums for state and local premium taxes and 1% of premiums for the Federal income tax treatment of deferred acquisition costs.

While the premium tax of 2.5% is deducted from each premium, some jurisdictions may not impose premium taxes. Premium taxes may vary from state to state, ranging from zero to 4%, and the 2.5% rate approximates the average expense we incur for these premium taxes.

Mortality and Expense Risk Charge

We deduct a daily charge from the average daily net assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

We deduct a monthly deduction from your policy value on the policy's effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(a)  the cost of insurance charge discussed below;

(b)  a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);

(c)  the guaranteed death benefit charge ($0.01 per $1,000 of the policy's face amount) as long as the death benefit guarantee remains in effect; and

(d)  charges for any supplemental benefits added by riders to the policy. (See "Supplemental Benefits and Riders.")

Surrender Charge

Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

The surrender charge varies based on the insured's age on the policy's effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase), as specified in the following table:

Surrender Charge Per $1,000 of Face Amount

Issue Age	Year 1-6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Year 16	Year 17+
0-25	$6.00	$5.45	$4.91	$4.35	$3.82	$3.27	$2.73	$2.18	$1.64	$1.09	$0.55	$0.00
26-30	6.50	5.91	5.32	4.73	4.14	3.55	2.95	2.38	1.77	1.18	0.59	0.00
31-35	7.00	6.36	5.73	5.09	4.45	3.82	3.18	2.55	1.91	1.27	0.64	0.00
36-40	7.75	7.05	6.34	5.84	4.93	4.23	3.52	2.82	2.11	1.41	0.70	0.00
41-45	8.75	7.95	7.16	6.36	5.57	4.77	3.98	3.18	2.39	1.59	0.80	0.00
46-50	10.00	9.09	8.18	7.27	6.36	5.45	4.55	3.64	2.73	1.82	0.91	0.00
51-55	11.50	10.45	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00
56-60	13.75	12.50	11.25	10.00	8.75	7.50	6.25	5.00	3.75	2.50	1.25	0.00
61-65	16.75	15.23	13.70	12.18	10.66	9.14	7.61	6.09	4.57	3.05	1.52	0.00
66-70	20.75	18.86	16.98	15.09	13.20	11.32	9.43	7.55	5.66	3.77	1.89	0.00
71-75	26.00	23.64	21.27	18.91	16.55	14.18	11.62	9.45	7.09	4.73	2.36	0.00

Note that these rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of face amount at the beginning of the year to $6.36 per $1,000 of face amount at the end of the year.

Although the surrender charge (as a percentage of face amount) increases with the insured's issue age, the surrender charge as a percentage of premiums could actually decrease as the insured's issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured's policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See "Partial Surrenders.")

Cost of Insurance

The cost of insurance charge is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. Your policy's data page will indicate the maximum monthly cost of insurance charge per $1,000 of net amount at risk applicable to your policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

(a)  is the cost of insurance rate divided by 1,000;

(b)  is the death benefit at the beginning of the policy month divided by 1.0032737; and

(c)  is the policy value at the beginning of the policy month.

The amount by which (b) exceeds (c) is called the net amount at risk and will be affected by investment performance, partial surrenders and charges.

The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

The cost of insurance rate is the rate applied to the insurance amount (the net amount at risk) to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured's attained age, sex, applicable risk class as well as the duration of the policy and other factors. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, or approve an increase in the face amount, based on our underwriting:

•  Preferred;

•  Standard Non-Tobacco;

•  Standard Tobacco;

•  Substandard Non-Tobacco; and

•  Substandard Tobacco.

Cost of insurance rates are lowest for the preferred risk class and highest for the substandard tobacco class.

The original risk class applies to the policy's initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured's circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes.

Other Charges

In most cases, there is an additional charge for each rider that you elect. See "Supplemental Benefits and Riders" below.

For a description of the investment advisory fees and other expenses incurred by the portfolios, see the "Fee Tables" of this prospectus and the accompanying prospectus for Ivy Funds Variable Insurance Portfolios.

In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed in connection with transfers or for other reasons. The underlying mutual funds would determine whether to impose a redemption fee, when it would apply, and the percentage. However, we may be required to administer and implement a mutual fund portfolio's redemption fee. If so, any applicable redemption fee will be deducted from your policy value. Any redemption fee that is imposed would go into the applicable portfolio, and would not go to us or the portfolio manager.

Supplemental Benefits and Riders

Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our administrative office for a complete list of the supplemental benefits available. The terms and conditions of each supplemental rider are specified in the applicable rider itself; the following are only brief, general summaries.

Accelerated Death Benefit Rider. This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid. The maximum benefit available is the lesser of 75% of the policy death benefit or $250,000. Exercise of this rider will reduce the other benefits under the policy under a formula set forth in the rider. Issue age is 0-75.

Accidental Death Benefit Rider. This benefit will be paid if the insured dies as a result of an accident before age 70. The cost of insurance for this rider is $0.10 per $1,000 of rider coverage amount per month. Issue age is 5-60.

Children's Term Insurance Rider. This benefit allows you to add death benefit coverage for your children. The rider provides from $1,000 to $10,000 term insurance on each child. Coverage is available until the earliest of the child's age 25, primary insured's age 65, or upon death of the primary insured. Coverage may be converted to permanent insurance for an amount up to five times the amount of insurance provided by this rider. There is an additional charge for this rider. The cost of insurance for this rider is $1.00 per $1,000 of rider coverage amount per month. This rider is subject to satisfactory evidence of insurability. Issue ages 14 days to 21 years of age.

Additional Insured Term Insurance Rider. This benefit allows you to provide for death benefits on up to five family members (spouse and/or children). The oldest individual must be the primary insured. This rider provides term insurance coverage on each additional insured until the policy anniversary coinciding with or next following the additional insured's 99th birthday. Coverage may be converted through age 75. Cost of insurance rates vary based on the attained age, sex, and risk class of each insured. The additional insured must provide evidence of insurability satisfactory to us to be insured under this rider. The minimum issue amount is $50,000. Issue age is 0-75.

Disability Waiver of Monthly Deduction Rider. The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy's effective date and prior to age 60. The waiver continues as long as total disability continues. The rider ends at the insured's age 60, except for any benefits resulting from total disability which began prior to age 60. Cost of insurance rates for this rider are based on the attained age of the insured. Issue age is 15-55.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that policies issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissible amount of premiums is paid under a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through Ivy Funds Variable Insurance Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance policies are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)  First, all distributions during the insured's lifetime, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

(2)  Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)  Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)  is made on or after the policy owner reaches actual age 59 1/2;

(b)  is attributable to the policy owner's becoming disabled; or

(c)  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Policy Loan. Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

Withholding. To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

Section 1035 Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business arrangements. (See "Accelerated Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Alternative Minimum Tax. Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

Business Uses of the Policy. Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j)) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the policy would be included in the owner's estate upon the owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

"Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer ("GST") tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates."

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the policies as of February 1, 2010. Comerica Securities, Inc. is a corporation organized under the laws of the state of Michigan. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•  the surrender charge;

•  the mortality and expense risk charge;

•  the cost of insurance charge; and

•  investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

State Variations

The prospectus and Statement of Additional Information provide a general description of the policy. Certain provisions of your policy may be different from the general description in this prospectus because of legal requirements in your state. Your actual policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our administrative office for specific information.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of Comerica Securities, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our administrative office.

Glossary

Administrative Office	P.O. Box 362167, Birmingham, Alabama 35236 (800-999-0317).

Attained Age	The age of the insured on his or her last birthday at the beginning of each policy year.

Business Day	Each day that the New York Stock Exchange is open for regular trading and our administrative office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, November 25th, the Friday after Thanksgiving; Monday, December 26th and Tuesday, December 27th; are not business days.

Cash Surrender Value	Policy value less any applicable surrender charges.

Death Benefit	The amount of insurance payable to the beneficiary on the death of the insured.

Death Benefit Option	One of two options under the policy that is used to determine the amount of the death benefit.

Fixed Account	A part of our general account. The general account consists of all of our assets other than those in any separate account.

Fixed Account Value	The policy value in the fixed account.

Loan Balance	The sum of all outstanding loans including principal and interest.

Maturity Date	Policy anniversary on or next following the insured's 100th birthday.

Minimum Monthly Premium	For any policy month during the death benefit guarantee period, the minimum amount of premium required to keep the death benefit guarantee in effect.

Monthly Anniversary	The same day each month as the policy's effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.

Net Cash Surrender Value	Cash surrender value less any loan balance.

Net Premium	The premium received less the premium expense charge.

Partial Surrender	A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.

Policy Anniversary	The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.

Policy's Effective Date	The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.

Policy Loan	A request to borrow a portion of the net cash surrender value.

Policy Month	The first policy month starts on the policy's effective date. Subsequent policy months start on each monthly anniversary.

Policy Value	The sum of the variable account value and the fixed account value.

Variable Account Value	The sum of the values of the variable investment divisions under your policy.

We, Us, or United Investors	United Investors Life Insurance Company.

You and Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information	3

The Contract	3

Incontestability	3

Misstatement of Age or Sex	3

Suicide Exclusion	3

Assignment and Change of Owner	3

Paid-Up Insurance Option	3

Dividends	4

Valuation of Units	4

Reduction in Charges for Certain Groups	4

Other Information	5

Underwriters	5

Experts	5

Potential Conflicts of Interest	5

Reports to Owners	6

Legal Matters	6

Additional Information	6

Financial Statements	6

The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on page 45 of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-800-999-0317 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-08209

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division
2001 Third Avenue South (35233)
P.O. Box 362167
Birmingham, Alabama 35236

Telephone: (800) 999-0317

STATEMENT OF ADDITIONAL INFORMATION
Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding ADVANTAGE PLUS Variable Life Insurance, a flexible premium variable life insurance policy (the "policy") offered by United Investors Life Insurance Company ("United Investors"). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2011 (the "prospectus"). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2011.

Statement of Additional Information Table of Contents

Additional Policy Information	3

The Contract	3

Incontestability	3

Misstatement of Age or Sex	3

Suicide Exclusion	3

Assignment and Change of Owner	3

Paid-Up Insurance Option	3

Dividends	4

Valuation of Units	4

Reduction in Charges for Certain Groups	4

Other Information	5

Underwriters	5

Experts	5

Potential Conflicts of Interest	5

Reports to Owners	6

Legal Matters	6

Additional Information	6

Financial Statements	6

Additional Policy Information

The Contract

The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

The death benefit will be adjusted if the insured's age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

Suicide Exclusion

The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy's effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any partial surrenders and any loan balance.

Certain states may require suicide exclusion provisions that differ from those stated here.

Assignment and Change of Owner

You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it in good order at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See "Tax Considerations" in the prospectus.) You may change the policy owner by sending a written request in good order to us (at our administrative office) while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request in good order. A change of policy owner may have tax consequences. You should consult a tax adviser before changing the policy owner. (See "Tax Considerations" in the prospectus.) A change of policy owner does not change the beneficiary designation. (See "Beneficiary" in the prospectus.) Any such assignment or change must be in a written form acceptable to us.

This policy, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme. This policy is not designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not purchasing or intending to use this policy, or any of its riders, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

Paid-Up Insurance Option

If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under "Premiums to Prevent Termination" in the prospectus. The policy will not continue beyond its maturity date. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

3

Dividends

The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

Valuation of Units

Each variable investment division's unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division's net investment factor for the current business day.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable investment division from one business day to the next. The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)  is:

(1)  the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

(2)  the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the "ex-dividend" date occurs during the current business day; plus or minus

(3)  a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

(b)  is:

(1)  the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

(2)  the charge or credit for any taxes reserved for the last prior business day; and

(c)  is a deduction for the current mortality and expense risk charge.

Reduction in Charges for Certain Groups

We do waive or reduce the administrative charge, the guaranteed death benefit charge, the premium expense charge, and the surrender charges on policies that have been sold to:

(a)  our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)  individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

4

Other Information

Underwriters

Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the policies as of February 1, 2010.

Prior to that date, Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama 35209, was the principal underwriter of the policies. For each of the last three fiscal years, the principal underwriter received the following sales compensation with respect to the policies:

Fiscal year	Aggregate Amount of Commissions Paid To Sterne Agee Financial Services, Inc. *
2008	$71,708.23
2009	$47,634.83
2010	$26,237.65
Fiscal year	Aggregate Amount of Commissions Paid To Comerica Securities
2008	$0
2009	$0
2010	$55,000

*  Includes sales compensation paid to registered persons of Sterne Agee Financial Services, Inc. or to other selling firms. We have no information as to the amount retained by the principal underwriter.

Commissions payable for policy sales are 75% of first-year premiums up to the target premium. For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Experts

The statutory-basis statements of admitted assets, liabilities and capital and surplus of United Investors Life Insurance Company as of December 31, 2010 and 2009 and the related statutory-basis statements of operations and cash flows for the years then ended and the statements of assets and liabilities of the portfolios of United Investors Universal Life Variable Account as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6778.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life

5

insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a partial surrender, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic statement.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

Financial Statements

The statutory-basis financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

6

United Investors Life
Insurance Company

(an ultimate wholly-owned subsidiary of Protective Life Corporation)

Statutory-Basis Financial Statements as of and for the
Years Ended December 31, 2010 and 2009
and Independent Auditors' Report

UNITED INVESTORS LIFE INSURANCE COMPANY

Page
INDEPENDENT AUDITORS' REPORT	F-1

STATUTORY-BASIS FINANCIAL STATEMENTS AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

Statutory-Basis Statements of Admitted Assets, Liabilities and Capital and Surplus	F-2–F-3

Statutory-Basis Statements of Operations	F-4

Statutory-Basis Statements of Changes in Capital and Surplus	F-5

Statutory-Basis Statements of Cash Flows	F-6

Notes to the Statutory-Basis Financial Statements	F-7–F-34

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
United Investors Life Insurance Company:
Birmingham, Alabama

We have audited the accompanying statutory-basis statements of admitted assets, liabilities, and capital and surplus of United Investors Life Insurance Company (the "Company") as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United Investors Life Insurance Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of United Investors Life Insurance Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

/s/ DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2011

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL AND SURPLUS
DECEMBER 31, 2010 AND 2009
(Amounts in thousands except share and per share information)

	2010	2009
ADMITTED ASSETS
INVESTMENTS (Note 2):
Bonds — at amortized cost (fair value $745,921 and $704,602 in 2010 and 2009, respectively)	$719,859	$747,500
Preferred stock — at amortized cost (fair value $0 and $151,764 in 2010 and 2009, respectively)	0	188,212
Contract loans — secured by cash values	30,834	29,122
Short-term investments — at cost which approximates fair value	1	8,222
Cash and cash equivalents	5,002	52,147
Receivables for securities	2,735	2,079
Total cash and invested assets	758,431	1,027,282
UNCOLLECTED PREMIUMS AND AGENTS' BALANCES IN THE COURSE OF COLLECTION	1,167	1,163
DEFERRED PREMIUMS, AGENTS' BALANCES, AND INSTALLMENTS BOOKED BUT DEFERRED AND NOT YET DUE	39,016	50,930
INVESTMENT INCOME DUE AND ACCRUED	12,836	14,122
FUNDS WITHHELD ON BUSINESS ASSUMED (Note 4)	0	815,941
CURRENT FEDERAL INCOME TAX RECEIVABLE	0	3,212
NET DEFERRED TAX ASSET (Note 7)	11,158	0
RECEIVABLE FROM FORMER AFFILIATES (Notes 1 and 8)	0	46,413
OTHER ADMITTED ASSETS	1,015	1,353
SEPARATE ACCOUNT ASSETS	770,904	793,040
TOTAL	$1,594,527	$2,753,456

See notes to the statutory-basis financial statements. (Continued)

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL AND SURPLUS
DECEMBER 31, 2010 AND 2009
(Amounts in thousands except share and per share information)

	2010	2009
LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Aggregate reserves for future policy benefits — life and annuity (Notes 4 and 6), and transfers from Separate Accounts	$630,227	$1,467,344
Policy and contract claims — life and annuity	5,508	10,768
Supplementary contracts without life contingencies	285	321
Premiums and annuity considerations received in advance	62	(145)
Interest maintenance reserve	0	1,373
Payable to former affiliate (Notes 1 and 8)	0	1,036
Other liabilities	1,095	1,541
Net deferred tax liability (Note 7)	0	7,612
Asset valuation reserve	0	3,795
Separate account liabilities	770,904	793,040
Total liabilities	1,408,081	2,286,685
CONTINGENCIES (Notes 4 and 10)
CAPITAL AND SURPLUS (Note 9):
Common stock, $6 par value — authorized, issued, and outstanding, 500,000 shares	3,000	3,000
Paid-in and contributed surplus	52,000	52,000
Additional admitted deferred tax asset (Note 7)	7,575	0
Unassigned surplus	123,871	411,771
Total capital and surplus	186,446	466,771
TOTAL	$1,594,527	$2,753,456

See notes to the statutory-basis financial statements. (Concluded)

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2010 AND 2009
(Amounts in thousands)

	2010	2009
REVENUE:
Premiums and annuity considerations	$113,023	$279,418
Net investment income (net of expenses of $2,626 and $2,667 and includes amounts from former affiliates of $12,189 and $14,084 in 2010 and 2009, respectively) (Note 2)	103,950	109,344
Commissions and expense allowances on reinsurance ceded	43	41
Amortization of interest maintenance reserve	537	394
Income from fees associated with investment management, administration and contract guarantees from separate accounts	18,094	19,918
Separate account surrender charges	1,527	1,631
Other miscellaneous income	197	115
Total revenue	237,371	410,861
BENEFITS AND EXPENSES:
Death benefits	47,456	54,923
Annuity benefits	65,423	99,576
Disability benefits	828	796
Surrender benefits	35,665	39,284
Other benefits to policyholders and beneficiaries	293	262
Change in aggregate reserves for future policy benefits (Note 4)	(838,723)	136,783
Commissions on premiums and annuity considerations	3,122	3,275
Commissions and expense allowances on reinsurance assumed	1,327	11,165
Administrative charge on annuity business assumed	980	2,801
Termination of funds withheld and inception of coinsurance (Note 4)	854,163	0
General expenses and insurance taxes, licenses, and fees	4,848	6,327
Change in loading	4,416	(525)
Transfers from separate accounts	(24,002)	(24,865)
Total benefits and expenses	155,796	329,802
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES AND NET REALIZED CAPITAL LOSSES	81,575	81,059
FEDERAL INCOME TAX EXPENSE (Note 7)	25,237	29,021
NET GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES	56,338	52,038
NET REALIZED CAPITAL LOSSES — Net of federal income tax benefit of $(3,151) and $(67) in 2010 and 2009, respectively, and $(3,385) and $2,858 transferred to interest maintenance reserve in 2010 and 2009, respectively	(11,629)	(14,957)
NET INCOME	$44,709	$37,081

See notes to the statutory-basis financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2010 AND 2009
(Amounts in thousands)

	2010	2009
CAPITAL AND SURPLUS — Beginning of year	$466,771	$420,956
Net income	44,709	37,081
Change in unrealized capital gains (losses), net of tax	435	10,886
Change in deferred income tax	60,426	7,445
Change in nonadmitted assets	(42,044)	33,198
Change in asset valuation reserve	3,795	(3,795)
Transfer of net assets to former affiliate pursuant to the purchase agreement	(5,883)	0
Dividends to stockholders (Note 9)	(341,795)	(47,101)
Change in reserve on account of change in valuation basis	0	8,117
Change in supplemental executive retirement plan	32	(16)
CAPITAL AND SURPLUS — End of year
Net change in capital and surplus	(280,325)	45,815
CAPITAL AND SURPLUS — End of year	$186,446	$466,771

See notes to the statutory-basis financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2010 AND 2009
(Amounts in thousands)

	2010	2009
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$120,724	$138,737
Net investment income	105,751	109,714
Net transfer from separate and segregated accounts	25,607	25,427
Miscellaneous income	19,861	21,705
Total	271,943	295,583
Benefits and loss related payments	155,274	193,734
Commissions, expenses paid, and aggregate write-ins for deductions	33,312	23,556
Federal and foreign income taxes paid	23,042	27,964
Total	211,628	245,254
Net cash from operations	60,315	50,329
CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	84,643	134,733
Miscellaneous proceeds	0	1,273
Total investment proceeds	84,643	136,006
Cost of investments acquired:
Bonds	196,734	110,071
Miscellaneous applications	658	0
Total investments acquired	197,392	110,071
Net increase in contract loans and premium notes	1,712	1,127
Net cash (used in) provided by investments	(114,461)	24,808
CASH FROM FINANCING AND MISCELLANEOUS SOURCES (USES) — Cash provided (applied):
Net deposits on deposit-type contracts and other insurance liabilities	(36)	218
Dividends to stockholders (Note 9)	(33,359)	(47,101)
Other cash provided	32,175	(34,255)
Net cash used in financing and miscellaneous uses	(1,220)	(81,138)
RECONCILIATION OF CASH AND SHORT-TERM INVESTMENTS:
Net change in cash and short-term investments	(55,366)	(6,001)
Cash and short-term investments:
Beginning of year	60,369	66,370
End of year	$5,003	$60,369

See notes to the statutory-basis financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

1.  SUMMARY OF SIGNIFICANT STATUTORY ACCOUNTING POLICIES

United Investors Life Insurance Company (the Company), an insurance company domiciled in the State of Nebraska, is currently a wholly owned subsidiary of Protective Life Insurance Company (PLICO), an insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation (PLC), an insurance holding company domiciled in the State of Delaware. The Company is subject to state insurance regulations and periodic examinations by state insurance departments. During 2009, the Company re-domesticated from the state of Missouri to the state of Nebraska.

PLICO purchased the Company on December 31, 2010 for $364 million. The Company was previously owned by Liberty National Life Insurance Company (Liberty National), a wholly-owned subsidiary of Torchmark Corporation (Torchmark). As a result of the acquisition, the Company terminated a funds withheld agreement and entered into a coinsurance agreement with former affiliates within the Torchmark holding group. Please refer to Note 4 for further information regarding the 2010 reinsurance transactions with former affiliates occurring in conjunction with the Company's December 31, 2010 acquisition by PLICO. In addition, certain net assets of the Company relating to employee benefits and federal income taxes of $1.7 million and $4.2 million, respectively, were transferred to Liberty National pursuant to the purchase agreement and recorded as an adjustment to surplus.

The Company issues various life, annuity, and variable policies in all states but New York. The following states represent the largest concentration of life premiums, annuity considerations and deposit-type collections written in 2010: California (9%); Texas (8%); Alabama (6%); Illinois (6%); Florida (5%); Kansas (5%); and Georgia (5%). No other state represents more than 5% of total life premiums, annuity considerations, and deposit-type collections.

Basis of Presentation — The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance (the Department). The Company is a stock, legal reserve, life insurer. The Department recognizes only statutory practices prescribed or permitted by the State of Nebraska for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Nebraska Insurance Law. The Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Nebraska. The State has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Company has no material prescribed or permitted practices at or for the years ended December 31, 2010 or 2009.

NAIC SAP varies in some respects from accounting principles generally accepted in the United States of America (GAAP). The primary differences between statutory-basis and GAAP basis of accounting include policy acquisition costs which are charged to operations as incurred, rather than deferred and amortized over the life of the policy; future policy benefit reserves related to life insurance policies, which are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals are reported net of the effects of indemnity reinsurance transactions; the interest maintenance reserve (IMR) and the asset valuation reserve (AVR) are statutory-basis only investment reserves; deferred premiums which are statutory-basis only assets; cost of insurance acquired that is disallowed for statutory purposes; nonadmitted assets, which are disallowed for statutory purposes; bonds available for sale are carried at fair value for GAAP and, generally, amortized cost for statutory purposes; the differences that result from revaluing assets when applying purchase accounting are generally recorded for GAAP purposes only; goodwill reported under NAIC SAP is the difference between the cost of an acquired business and the reporting entity's share

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

of historical book value of the acquired entity, subject to NAIC SAP limitations; whereas, goodwill under GAAP is recorded as the difference between cost of an acquired business and the fair value of assets received, less liabilities assumed; under GAAP, a provision is made for deferred income taxes on temporary differences between the financial reporting and tax bases of assets and liabilities, whereas NAIC SAP requires an amount to be recorded for deferred taxes, subject to limitation, as to the amount of deferred income tax assets that may be reported as admitted assets; for stock based compensation under GAAP, expense is recorded over the expected life of an option based on the grant date fair value of the award, whereas under NAIC SAP expense is recorded over the service period based on the intrinsic value of the award on the date of grant; and a statement of comprehensive income is presented for GAAP reporting purposes only.

Significant accounting policies used in the preparation of the accompanying statutory-basis financial statements are as follows:

Revenue and Policy Acquisition Cost Recognition — Premiums are recognized over the premium-paying period of the policies. Consideration received on deposit-type contracts, which do not contain any life contingencies, is recorded directly to the related liability. Policy acquisition costs, such as commissions and other costs related to acquiring new business, are charged to current operations as incurred.

Future Policy Benefits — Aggregate reserves for future policy benefits for individual life policies have been provided on the net level premium method and the commissioner's reserve valuation method, based on estimates of mortality, and investment yields, without provisions for withdrawals, as prescribed by state insurance regulatory agencies. Interest rate assumptions range from 3.0% to 6.0%. For life insurance policies, mortality rates are obtained from statutory mortality tables, primarily the 1958 C.S.O., and 1980 C.S.O. Tables. Future policy benefit reserves for annuity contracts are based on either the commissioner's annuity reserve valuation method with appropriate statutory interest and mortality assumptions computed on the basis of interest rates ranging from 2.5% to 7.25% or the accumulated contract value.

During 2009, reserves for variable annuity business inforce were strengthened in accordance with the National Association of Insurance Commissioner's (NAIC) Financial Condition Examiners Handbook, Actuarial Guideline 43, which was effective December 31, 2009 and retroactively applied resulting in a $2.3 million increase in future policy benefits and a corresponding decrease in unassigned surplus, Reserves for renewable term insurance policies issued on the 1980 Commissioners Standard Ordinary mortality table, with an issue year prior to 2000, were de-strengthened due to the repeal of Alabama Regulation 68. The de-strengthening resulted in a $10.4 million decrease in future policy benefits and a corresponding increase in unassigned surplus, during 2009.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. Surrender values are not promised in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. The mean reserves are determined by computing the regular mean reserve on the plan and age and holding in addition to one-half (1/2) of the extra premium charge for the year.

As of December 31, 2010, the Company has $2,936 million of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Nebraska. Reserves to cover this insurance totaled $10.7 million and are reported in the liabilities section of the

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

Statement of Admitted Assets, Liabilities and Capital and Surplus. Tabular Interest, tabular less actual reserves released, and tabular cost are determined by formula. Other net changes in reserve includes $(865.0) million which was related to the termination of a reinsurance agreement with a former affiliate, United American Insurance Company. Please refer to Note 4 for further information.

Policy and Contract Claims — Unpaid losses and loss adjustment expenses include an amount determined from individual case estimates and loss reports and an amount, based on past experience, for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and while management believes that amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period determined.

Federal Income Taxes — The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus.

Nonadmitted Assets — Nonadmitted assets (principally negative IMR, deferred income tax assets, bills receivable and prepaid pension expense) have been charged to unassigned surplus.

Interest Maintenance and Asset Valuation Reserves — An IMR is maintained as prescribed by the NAIC for the purpose of deferring realized gains and losses on the disposal of bonds resulting from changes in the overall level of interest rates. Such realized gains and losses are amortized into income over the approximate remaining life of the bonds sold. In addition, an AVR is maintained as prescribed by the NAIC for the purpose of providing for default and equity risks related to the Company's invested assets. Changes in the AVR are charged directly to surplus.

Investments — Bonds and stocks are recorded in accordance with rules promulgated by the NAIC. Bonds and preferred stocks eligible for amortization under such rules are stated at amortized cost using the interest method, except for bonds with an NAIC designation of 6 and preferred stocks with an NAIC designation of 4 to 6, which are carried at the lower of amortized cost or fair value. Preferred stocks of affiliated companies are stated at amortized cost.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer surveys, trustee information or internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Contract loans are carried at the unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

Cash includes all demand deposits reduced by the amount of outstanding checks. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Gains and losses on the sale of investments are determined on a specific identification method and are either deferred through IMR, or included in the accompanying statutory-basis statements of operations.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on a monthly basis. Interest income on mortgage-backed securities and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Due and accrued income is excluded from investment income when collection of interest is uncertain. No due and accrued investment income was excluded at December 31, 2010 or December 31, 2009. Interest earned on policy loans is charged in arrears and recognized ratably. Realized gains and losses are determined on a specific identification method.

Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets, ranging from 3 to 10 years. Depreciation expense on the Company's property and equipment, which is nonadmitted, was $30 thousand in 2010 and $15 thousand in 2009.

Reinsurance — The Company cedes and assumes insurance risks with other companies. Aggregate reserves for future policy benefits, premiums, and expenses are reported after deduction of amounts relating to reinsurance ceded and addition of amounts relating to reinsurance assumed. The cost of insurance purchased on reinsurance assumed contracts and any commissions earned on the retrocession of these contracts is charged directly to surplus.

Repurchase Agreements — The Company's policy requires a minimum of 102% of the purchase price of repurchase agreements to be maintained as collateral, in accordance with Statements of Statutory Accounting Principles (SSAP) 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. As of year-end 2010, the Company's overnight repurchase agreements were collateralized with instruments with a total par value of $9.6 million and a total fair value of $10.6 million. The agreements outstanding at December 31, 2010 were for a duration of thirty days or less.

Fair Values of Financial Instruments — Fair value of cash and short-term investments approximate carrying value. Fair values for investment securities are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service. The carrying value of the separate account assets and liabilities approximate their fair value. See Note 3 for more information regarding the Company's fair value measurements and procedures.

Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since December 31, 2010, and therefore, current estimates of fair value may differ significantly from the amounts presented herein.

Employee Benefit and Stock Option Plans — In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the Company measures any compensation cost for benefits relating to its participation in the

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

Torchmark stock option plans as the fair value of the stock at the measurement date less amounts required to be paid by the employee upon exercise, with any resulting cost recognized over the service period. Since Torchmark grants these options at the market price on the date of grant, there is no difference between the fair value and the amount that the employee is required to pay upon exercise of the option; therefore, no compensation expense is required to be recorded in the statutory-basis financial statements.

The Company previously participated in a noncontributory defined benefit pension plan sponsored by its former affiliate, Torchmark, which covered substantially all of the Company's employees, for which the Company had no legal obligation. This plan covered employees of the Company as well as other Torchmark affiliates. In addition, Company employees were eligible to participate in various defined contribution plans sponsored by either Liberty National or Torchmark, both former affiliates, including a noncontributory defined contribution plan. In the aggregate, these defined contribution plans covered substantially all employees. Upon acquisition of the Company by PLICO on December 31, 2010, Torchmark retained all liabilities under these plans. The Company's expenses incurred under these plans were immaterial for the year ended December 31, 2010.

Separate Accounts — Variable annuity and life products are marketed by the Company to service a variety of needs, including retirement income and long-term tax-deferred growth opportunities. Deposits for variable annuity and life products are invested at the policyholder's direction into their choice of a variety of mutual funds managed by Waddell & Reed (W&R) and other fund managers, which vary in degree of investment risk and return. A fixed annuity investment account is also available as a variable annuity investment option. Investments pertaining to variable annuity and life deposits are reported at fair value as Separate Account Assets and the corresponding deposit balances for variable annuities and life products are reported as Separate Account Liabilities. Premiums related to sales of variable annuities and life products are reflected in income as deposit-type funds. The premiums are transferred to the separate accounts, net of surrenders and applicable policy charges for insurance risk, administration, asset management fees, and sales commissions.

Risk Based Capital — The Department has adopted risk based capital (RBC) requirements for life insurance companies, as promulgated by the NAIC. These requirements are applicable to the Company. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory-basis financial balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level capital (ACLC).

The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the Company's total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital, plus the AVR and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

At December 31, 2010 and 2009, the statutory TAC of the Company exceeded the level requiring corrective action.

Use of Estimates — The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates susceptible to the

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

significant changes are those used in determining the liability for aggregate reserves for future policy benefits, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Reclassifications — Certain reclassifications have been made in the previously reported statutory basis financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, admitted assets or capital and surplus.

Concentrations of Credit Risk — Financial instruments that potentially subject the Company to concentrations of credit risk are primarily bonds, equity securities, short-term investments, and cash on deposit. Such investments include investments in commercial paper of companies with high credit ratings, investments in money market securities, and investments in securities backed by the United States government. The Company limits the amount of credit exposure with any one financial issuer or institution and believes that no significant concentration of credit risk exists with respect to the portfolio.

The Company maintains a highly diversified investment portfolio with limited concentration to any one issuer. At December 31, 2010, the portfolio consists of investment-grade corporate securities (84%); cash and short- term investments (1%); contract loans (4%), which are secured by the underlying insurance policy values; municipal bonds (10%); and other bonds and invested assets (1%). Excluding investments in affiliates, the Company's largest exposure to a single issuer of debt and equity securities was Municipal Electric Authority of Georgia, which represented 3% of admitted assets. The Company did not have any exposure to a single issuer in excess of 3% of admitted assets.

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2010, the top ten industry concentrations based on admitted value, were: insurance (14%); electric utilities (23%); banks (10%); oil and gas (10%); pipelines (8%); chemicals (2%); food (2%); media (4%); building materials (5%); and mining (3%). At year-end 2010, less than 1% of invested assets were represented by fixed maturities rated below investment grade by the NAIC (NAIC designations 3-6). Par value of these investments was $2.2 million, book/adjusted carrying value was $2.5 million, and fair value was $1.7 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Subsequent Events — We have evaluated subsequent events after the balance sheet date of December 31, 2010 through April 28, 2011, which is the date the financial statements were available to be issued.

New or Pending Accounting Standards — Effective December 31, 2010, the Company adopted SSAP No. 5 — Revised, "Liabilities, Contingencies, and Impairments of Assets" (SSAP No. 5R), which adopts, with modification, Financial Accounting Standards Board (FASB) Interpretation Number 45 (FIN 45). The substantive revisions require entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. The adoption of this accounting principle did not have a material effect on the Company's 2010 statutory-basis financial statements.

Effective December 31, 2010, the Company adopted SSAP No. 35 — Revised, "Guaranty Fund and Other Assessments," (SSAP No. 35R), which adopted, with modification, Accounting Standards Codification (ASC) 405-30 (ASC 405-30). The revisions modify the conditions required before recognizing liabilities for insurance-related assessments. Under the new guidance the liability is not recognized until the event obligating

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

an entity to pay an imposed or probable assessment has occurred. This impacts prospective-premium based guaranty fund assessments as the event that obligates the entity is the writing of, or becoming obligated to write or renew the premiums on which future assessments are to be based. The adoption of this accounting principle did not have a material effect on the Company's 2010 statutory-basis financial statements.

Effective December 31, 2010, the Company adopted SSAP No. 91 — Revised, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," (SSAP No. 91R), which updated securities lending accounting, reporting and disclosures. The adoption of this accounting principle did not have a material effect on the Company's 2010 statutory-basis financial statements.

During the third quarter of 2009, the Company adopted Statement of Statutory Accounting Principles No. 43 — Revised, "Loan-backed and Structured Securities" (SSAP No. 43R), which included modifications and accounting guidance for other-than-temporary impairments (OTTI) of loan-backed and structured securities and the categorization of these OTTI within the AVR and IMR. The adoption of this accounting principle did not have a material effect on the Company's financial statements.

In December 2009, the Statutory Accounting Principles Working Group issued SSAP No. 100, "Fair Value Measurements" (SSAP No. 100), which defines fair value, establishes a framework for measuring fair value in statutory accounting principles and expands disclosures about fair value measurements. This statement does not require any new fair value measurements. SSAP No. 100 applies under other accounting pronouncements that require or permit fair value measurements. The provisions of SSAP No.100 are effective on December 31, 2010 with interim and annual financial statement reporting thereafter. Early adoption is permitted prior to this date. The Company elected to early adopt SSAP No. 100 as of December 31, 2009, and subsequently adopted all non-substantive changes to SAAP No. 100 made during 2010. Adoption of SSAP No. 100 did not affect the Company's results of operation or financial condition as only additional disclosures were required.

Effective December 31, 2009, the Company adopted SSAP No. 10 — Revised, "Income Taxes — Revised, A Temporary Replacement of SSAP No. 10" (SSAP No. 10R), which modified the admission calculation that may be utilized by certain entities subject to Risk-based capital (RBC) requirements that meet certain RBC thresholds. The adoption of this accounting principle did not have a material effect on the Company's 2009 statutory-basis financial statements. The Company also adopted all non-substantive changes to SAAP No. 10R made during 2010. The impacts of this statement and additional disclosures are more fully described in Note 7.

2.  INVESTMENTS

Net investment income for the years ended December 31, 2010 and 2009, is summarized as follows:

	2010	2009
	($ in thousands)
Bonds	$54,184	$53,365
Preferred stock — former affiliates	12,189	12,573
Policy loans	2,019	1,890
Short-term investments and cash on deposit	750	1,542
Investment income on funds withheld on business assumed	37,434	42,641
Gross investment income	106,576	112,011
Less investment expenses	2,626	2,667
Net investment income	$103,950	$109,344

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

The cost or amortized cost, gross unrealized gains and losses, and fair value of bonds as of December 31, 2010 and 2009, are as follows:

2010	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	($ in thousands)
U.S. government	$2,651	$52	$(1)	$2,702
Other governments	55,108	224	(1,737)	53,595
Political subdivision	18,762	0	(296)	18,466
Industrial and miscellaneous	563,881	35,326	(6,489)	592,718
Hybrids	79,457	1,381	(2,398)	78,440
Total bonds	$719,859	$36,983	$(10,921)	$745,921
2009	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	($ in thousands)
U.S. government	$4,438	$81	$0	$4,519
Other governments	485	168	0	653
Mortgage-backed securities	2,198	261	0	2,459
Political subdivision	18,772	0	(832)	17,940
Industrial and miscellaneous	554,194	20,763	(32,894)	542,063
Hybrids	167,413	3,217	(33,662)	136,968
Total bonds	$747,500	$24,490	$(67,388)	$704,602

The amortized cost at December 31, 2010, and December 31, 2009, includes adjustments for those securities that are other-than-temporarily impaired (OTTI) and for lower rated securities stated at the lower of amortized cost or fair value.

The amortized cost and fair value of bonds at December 31, 2010, by contractual maturity, are shown below. Expected and actual maturities will differ from contractual maturities because the issuers of such bonds may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
	($ in thousands)
Due in one year or less	$41,585	$42,031
Due after one year through five years	7,597	8,074
Due after five years through ten years	55,631	57,425
Due after ten years	615,046	638,391
Total	$719,859	$745,921

Proceeds from sales of bonds during 2010 and 2009 were $22.4 million and $69.5 million, respectively. Gross gains of $0.5 million and $8.5 million in 2010 and 2009, respectively, were realized on those sales. Gross losses of $1.4 million and $3.5 million were realized on those sales in 2010 and 2009, respectively.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

The Company had approximately $2.7 million and $4.4 million in U.S. Treasury notes on deposit with various state insurance and governmental regulatory agencies as required by law at December 31, 2010 and 2009, respectively.

The Company's portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. Fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, the Company considers declines in value resulting from changes in market interest rates to be temporary. In certain circumstances, however, the Company determines that the decline in value of a security is other-than-temporary and writes the book value of the security down to fair value, realizing an investment loss. The determination that an impairment is other-than-temporary is highly subjective and involves the careful consideration of many factors.

These factors include the following:

•  The length of time and extent to which the security has been impaired

•  The reason(s) for the impairment

•  The financial condition of the issuer and the near-term prospects for recovery in fair value of the security

•  The Company's ability and intent to hold the security until anticipated recovery

Among the facts and information considered in the process:

•  Default on required payment

•  Issuer bankruptcy filings

•  Financial statements of the issuer

•  Changes in credit ratings of the issuer

•  News and information included in press releases issued by the issuer

•  News and information reported in the media concerning the issuer

•  News and information published or otherwise provided by credit analysts

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security.

No OTTI's were recognized during 2010. During 2009, the Company determined that certain of its holdings in fixed maturities were impaired, resulting in OTTI's in the amount of $17.3 million. The OTTI's in 2009 consisted of Triad Guaranty Inc. bonds and Rouse Company bonds, which are included in net realized capital losses.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

The following table discloses unrealized investment losses by class of investment at December 31, 2010 and 2009. The Company considers these investments to be only temporarily impaired.

	2010
	Less Than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
	($ in thousands)
Political subdivisions	$38,371	$(1,737)	$18,466	$(296)	$56,837	$(2,033)
Corporates	90,486	(3,512)	103,990	(5,376)	194,476	(8,888)
Total fixed maturities	128,857	(5,249)	122,456	(5,672)	251,313	(10,921)
Total unrealized losses	$128,857	$(5,249)	$122,456	$(5,672)	$251,313	$(10,921)
	2009
	Less Than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
	($ in thousands)
Political subdivisions	$17,940	$(832)	$0	$0	$17,940	$(832)
Corporates	46,411	(1,706)	286,154	(64,850)	332,565	(66,556)
Total fixed maturities	64,351	(2,538)	286,154	(64,850)	350,505	(67,388)
Total unrealized losses	$64,351	$(2,538)	$286,154	$(64,850)	$350,505	$(67,388)

At December 31, 2010, the Company held 17 issues (CUSIP numbers) that had been in an unrealized loss position less than twelve months and 22 issues that had been in an unrealized loss position twelve months or longer. At December 31, 2010, the Company's entire fixed maturity and equity portfolio consisted of 117 issues.

As of December 31, 2010, the Company did not own any loan-backed nor any asset-backed securities. Therefore, the Company has no exposure to subprime mortgage related risk through direct holdings in loan-backed securities. However, during the year the Company held investments in single-class mortgage-backed securities consisted entirely of GNMAs (U.S. government-backed agency pools) and FNMAs (U.S. government-sponsored agency pools). The Company did not own any non-agency residential MBS that were subject to specialized reporting under SSAP No. 43R. During 2010, the Company sold all of its holdings in GNMA and FNMA pools at a gain of $126 thousand.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The investments carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The hierarchy established by SSAP No. 100 consists of three levels to indicate the quality of the fair value measurements as described below:

•  Level 1 — fair values are based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

•  Level 2 — fair values are based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, or inputs that can otherwise be corroborated by observable market data.

•  Level 3 — fair values are based on inputs that are considered unobservable where there is little, if any, market activity for the asset or liability as of the measurement date. In this circumstance, United Investors has to rely on values derived by independent brokers or internally-developed assumptions. Unobservable inputs are developed based on the best information available to the Company which may include United Investors' own data or bid and ask prices in the dealer market.

The great majority of the Company's fixed maturities are not actively traded and direct quotes are not generally available. Management therefore determines the fair values of these securities after considering data provided by third-party pricing services, independent broker/dealers. All of the fair values reported at December 31, 2010 were determined using data provided by third-party pricing services. Prices provided by third-party pricing services are not binding offers but are estimated exit values. They are based on observable market data inputs which can vary by security type. Such inputs include benchmark yields, available trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market data. Where possible, these prices were corroborated against other independent sources.

When corroborated prices produce small variations, the close correlation indicates observable inputs, and the median value is used. When corroborated prices present greater variations, additional analysis is required to determine which value is the most appropriate. When only one price is available, management evaluates observable inputs and performs additional analysis to confirm that the price is appropriate. All fair value measurements based on prices determined with observable market data for identical assets are reported as Level 1 and fair value measurements based on observable market data for similar assets are reported as Level 2 measurements.

When third-party vendor prices are not available, the Company attempts to obtain at least three quotes from broker/dealers for each security. When at least three quotes are obtained, and the standard deviation of such quotes is less than 3%, (suggesting that the independent quotes were likely derived using similar observable inputs), the Company uses the median quote and classifies the measurement as Level 2. At December 31, 2010 and 2009, there were no assets valued as Level 2 in this manner.

When the standard deviation is 3% or greater, or the Company cannot obtain three quotes, then additional information and management judgment are required to establish fair value. The measurement is then classified as Level 3. The Company uses information and valuation techniques deemed appropriate for determining the point within the range of reasonable fair value estimates that is most representative of fair value under current market conditions. As of December 31, 2010 and 2009, the Company did not have any fair value measurements classified as Level 3.

NAIC SAP requires certain investments to be measured at fair value, such as common stocks, bonds and preferred stock, whose fair value is less than cost. The statement value of separate account assets and

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

separate account liabilities are measured at fair value. The following table summarizes the investments measured and reported at fair value as of December 31, 2010 and 2009:

	2010
Description	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	($ in thousands)
Separate account assets	$770,904	$770,904	$0	$0
Separate account liabilities	$770,904	$770,904	$0	$0
	2009
Description	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	($ in thousands)
Separate account assets	$793,040	$429,633	$363,407	$0
Separate account liabilities	$793,040	$429,633	$363,407	$0

Transfers between fair value levels are recognized as of the end of the reporting period. During 2010, the Company obtained quoted prices in active markets for identical assets included in separate account assets and liabilities and as a result, separate account assets and liabilities previously classified as Level 2 are now classified as Level 1 at December 31, 2010.

4.  REINSURANCE

The Company has entered into reinsurance contracts involving life insurance and annuity policies. The aggregate reserves for future policy benefits, unearned premiums, policy and contract claims, premiums, and benefits are reported after adding or deducting amounts relating to reinsurance assumed or ceded, respectively.

In conjunction with the sale of the Company to PLICO, the Company entered into a coinsurance agreement with Liberty National on December 31, 2010. Under this agreement, certain non-variable life insurance policies were ceded to Liberty National. Statutory assets and liabilities were transferred on 12/31/2010 from the Company to the reinsurer as follows:

• Life Benefit Reserves	$(29.4) million
• Claim Liability and Advance Premium	(2.4) million
• Net Due Premium	0.2 million
• Net Deferred Premium	9.7 million
• Net Change in Statutory Reserves	$(21.9) million

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

An estimated settlement of $20.7 million was computed based upon the ending November 2010 Statutory net reserves. Funds were transferred from the Company to Liberty National on December 31, 2010. A payable to the reinsurer in the amount of $1.2 million was recorded to reflect December activity.

The changes in statutory assets and reserves are reflected in the exhibits and schedules in which they would normally be recorded with an offsetting adjustment of $21.9 million reported as "Termination of funds withheld and inception of coinsurance" on the Statement of Operations. There was no impact on net income or surplus as a result of this coinsurance agreement.

Effective October 1, 2010, the funds withheld annuity coinsurance agreement between the Company and its affiliate on that date, United American Insurance Company ("United American"), which was established January 1, 1997, was mutually terminated by both companies. As the agreement was a funds withheld agreement, the resulting commutation resulted in no funds being transferred between the companies. The effects are detailed as follows:

• Reduction of funds withheld on business assumed	$832.3 million
• Reduction of Aggregate reserves for future policy benefits — life and annuity	$832.3 million

The $832.3 million was reflected on the Statement of Operations as "Termination of funds withheld and inception of coinsurance" to offset the decrease in reserves reflected on the Statement of Operations, "Increase in aggregate reserves for future policy benefits."

Under this agreement, which had been established January 1, 1997, the Company had assumed the risk of the annuity products of United American. United American continued to hold the investments related to the policies assumed under this agreement. The reserves recorded for the assumed policies totaled $0 and $815.9 million as of December 31, 2010 and 2009. In accordance with the agreement, the Company recorded premium and annuity considerations totaling $35.7 million and $189.5 million in 2010 and 2009, respectively. The commission expense for this business totaled $1.3 million and $11.2 million in 2010 and 2009, respectively. The Company recorded investment income related to interest on funds withheld on business assumed totaling $37.4 million and $42.6 million in 2010 and 2009, respectively. Benefit expense totaling $43.7 million and $77.5 million were recorded in 2010 and 2009, respectively. An administrative fee to United American was paid totaling $0.9 million and $2.7 million in 2010 and 2009, respectively.

Effective October 1, 1985, the Company assumed a block of ordinary life policies from Liberty National. The reserves for the assumed policies totaled $5.0 million and $4.9 million as of December 31, 2010 and 2009, respectively. Associated assumed premiums totaled $105 thousand and $93 thousand in 2010 and 2009, respectively. Benefit expenses totaling $0.3 million were recorded in both 2010 and 2009, respectively.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

The amounts related to all reinsurance assumed and ceded as of and for the years ended December 31, 2010 and 2009, are shown below ($ in thousands):

	2010		2009
Assumed	Former Affiliates*	Nonaffiliates	Former Affiliates*	Nonaffiliates
Aggregate reserves for future policy benefits	$5,033	$0	$820,855	$0
Premiums	35,788	0	189,635	0
Benefits	43,828	0	77,735	0
Commissions and reinsurance expense allowances	1,327	0	13,966	0
Ceded
Aggregate reserves for future policy benefits	29,414	8,513	0	8,073
Premiums	5,993	2,771	0	2,696
Benefits	2,390	2,067	0	1,467
Commissions and reinsurance expense allowances	0	0	0	42

*  For comparison purposes, affiliates of the Company prior to its December 31, 2010 purchase by PLICO are shown as Former Affiliates. See Note 1 for further details of the December 31, 2010 purchase of the Company by PLICO. No amounts were ceded to, or assumed from, any of the Company's affiliates at December 31, 2010.

The Company reinsures that portion of insurance risk, which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 26% of total life insurance in force at December 31, 2010, and 8% of premium income for 2010 on life insurance policies. The Company would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation.

Ceded Reinsurance Report

Section 1 — General Interrogatories

•  Are any of the reinsurers, listed in Schedule S as nonaffiliated, owned in excess of 10% or controlled, either directly or indirectly, by the Company or by any representative, officer, trustee, or director of the Company? Yes () No (X)

•  Have any of the policies issued by the Company been reinsured with a company chartered in a country other than the United States (excluding U.S. branches of such companies), which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or an insured or any other person not primarily engaged in insurance business? Yes() No (X)

Section 2 — Ceded Reinsurance Report — Part A

•  Does the Company have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits? Yes() No (X)

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

•  Does the Company have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies? Yes() No (X)

Section 3 — Ceded Reinsurance Report — Part B

•  What is the estimated amount of the aggregate reduction in surplus, for agreements, not reflected in Section 2 above, of termination of all reinsurance agreements, by either party, as of the date of this statement? Where necessary, the Company may consider the current or anticipated experience of the business reinsured in making the estimate. None.

•  Have any new agreements been executed or existing agreements amended, since January 1 of the year of this statement, to include policies and contracts which were in-force or which had existing reserves established by the Company as of the effective date of the agreement? Yes (X) — Please see details earlier in Note 4 regarding December 31, 2010 coinsurance agreement with Liberty National.

Uncollectible Reinsurance

The Company did not write off any reinsurance receivables during 2010.

Commutation of Ceded Reinsurance

Please see details earlier in Note 4 regarding the October 1, 2010 termination of a previous agreement with United American.

5.  PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows:

	2010		2009
Type	Gross	Net of Loading	Gross	Net of Loading
	($ in thousands)
Ordinary new business	$88	$58	$137	$210
Ordinary renewal	20,907	33,951	28,291	45,592
Group life	3,523	6,174	3,586	6,291
Total	$24,518	$40,183	$32,014	$52,093

The Company had no deferred and uncollected premiums greater than 90 days outstanding as of December 31, 2010 and 2009.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

6.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit-Type Contract Funds and other Liabilities Without Life or Disability Contingencies at December 31 2010 and 2009, are as follows:

	2010
	($ in thousands)
Subject to discretionary withdrawal:
- with market value adjustments	$0	0.0%
- at book value less surrender charge	3,969	0.5
- at market	602,574	82.0
Subtotal	606,543	82.5
Subject to discretionary withdrawal — without adjustments - at book value (minimal or no charge or adjustments)	115,319	15.7
Not subject to discretionary withdrawal provision	13,199	1.8
Total annuity actuarial reserves and deposit fund liabilities (gross)	735,061	100.0%
Less: reinsurance	0
Total annuity actuarial reserves and deposit liabilities (net)	$735,061
	2009
	($ in thousands)
Subject to discretionary withdrawal:
- with market value adjustments	$0	0.0%
- at book value less surrender charge	582,108	36.6
- at market	633,252	39.8
Subtotal	1,215,360	76.5
Subject to discretionary withdrawal — without adjustments - at book value (minimal or no charge or adjustments)	358,634	22.6
Not subject to discretionary withdrawal provision	15,600	1.0
Total annuity actuarial reserves and deposit fund liabilities (gross)	1,589,594	100.0%
Less: reinsurance	0
Total annuity actuarial reserves and deposit liabilities (net)	$1,589,594

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

The following information is obtained from the Annual Statement, which is filed with the Department and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the statutory-basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2010 and 2009:

	2010	2009
	($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, section B, Totals (net)	$132,202	$956,020
Exhibit 5, section C, Totals (net)	0	0
Exhibit 7, Column 1, Line 14	285	321
Subtotal	132,487	956,341
Separate Accounts Annual Statement:
Page 3, Line 1, Column 3, Totals	602,574	633,252
Page 3, Line 2, Column 3, Totals	0	0
Subtotal	602,574	633,252
Total annuity actuarial reserves and deposit fund liabilities	$735,061	$1,589,593

7.  FEDERAL INCOME TAXES

The components of the net deferred tax asset/(liability) at December 31 are as follows:

	$ In thousands
	12/31/2010			12/31/2009			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
			(Col 1+2)			(Col 4+5)			(Col 7+8)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$57,785	$8,926	$66,711	$15,285	$8,195	$23,480	$42,500	$731	$43,231
Statutory Valuation Allowance Adjustments	0	0	0	0	0	0	0	0	0
Adjusted Gross Deferred Tax Assets	57,785	8,926	66,711	15,285	8,195	23,480	42,500	731	43,231
Deferred Tax Liabilities	14,136	0	14,136	31,092	0	31,092	(16,956)	0	(16,956)
Subtotal Net Deferred Tax Assets (Liabilities)	43,649	8,926	52,575	(15,807)	8,195	(7,612)	59,456	731	60,187
Deferred Tax Assets Nonadmitted	34,486	6,931	41,417	0	0	0	34,486	6,931	41,417
Net Admitted Deferred Tax Assets (Liabilities)	$9,163	$1,995	$11,158	$(15,807)	$8,195	$(7,612)	$24,970	$(6,200)	$18,770

The Company has elected to admit additional deferred tax assets (DTAs) pursuant to SSAP No. 10R, paragraph 10e for the reporting years ended December 31, 2010 and 2009.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

Increase in admitted adjusted gross DTAs as a result of application of paragraph 10.e.:

	$ In thousands
	12/31/2010			12/31/2009			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
			(Col 1+2)			(Col 4+5)			(Col 7+8)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
With paragraph 10.e.	$23,300	$1,995	$25,295	$15,285	$8,195	$23,480	$8,015	$(6,200)	$1,815
With paragraph 10.a.-c.	17,055	665	17,720	15,285	8,195	23,480	1,770	(7,530)	(5,760)
Increase attributable to the application of 10.e.	$6,245	$1,330	$7,575	$0	$0	$0	$6,245	$1,330	$7,575
	$ In thousands
	12/31/2010			12/31/2009			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
			(Col 1+2)			(Col 4+5)			(Col 7+8)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components — SSAP 10R, paragraphs 10.a., 10.b. and 10.c.:
Paragraph 10.a.	$0	$0	$0	$4,163	$0	$4,163	$(4,163)	$0	$(4,163)
Paragraph 10.b. (the lesser paragraph of 10.b.i. and 10.b.ii. below)	2,918	665	3,583	0	8,195	8,195	2,918	(7,530)	(4,612)
Paragraph 10.b.i.	2,918	665	3,583	0	8,195	8,195	2,918	(7,530)	(4,612)
Paragraph 10.b.ii.	XXX	XXX	3,583	XXX	XXX	8,195	XXX	XXX	(4,612)
Paragraph 10.c.	14,137	0	14,137	11,122	0	11,122	3,015	0	3,015
Total	$17,055	$665	$17,720	$15,285	$8,195	$23,480	$1,770	$(7,530)	$(5,760)
Admission Calculation Components — SSAP 10R, paragraphs 10.e.:
Paragraph 10.e.i	$0	$0	$0	$4,668	$0	$4,668	$(4,668)	$0	$(4,668)
Paragraph 10.e.ii. (the lesser paragraph of 10.e.ii.a. and 10.e.ii.b. below)	6,245	1,330	7,575	0	0	0	6,245	1,330	7,575
Paragraph 10.e.ii.a	6,245	1,330	7,575	0	0	0	6,245	1,330	7,575
Paragraph 10.e.ii.b.	XXX	XXX	7,575	XXX	XXX	0	XXX	XXX	7,575
Paragraph 10.e.iii.	0	0	0	(4,668)	0	(4,668)	4,668	0	4,668
Total	$6,245	$1,330	$7,575	$0	$0	$0	$6,245	$1,330	$7,575
Used in SSAP 10R, Paragraph 10.d.:
Total Adjusted Capital less Expanded DTA	XXX	XXX	$178,871	XXX	XXX	$470,567	XXX	XXX	$(291,696)
Authorized Control Level	XXX	XXX	9,157	XXX	XXX	37,073	XXX	XXX	(27,916)

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

	$ In thousands
	12/31/2010			12/31/2009			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
			(Col 1+2)			(Col 4+5)			(Col 7+8)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
SSAP 10R, Paragraph 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$2,918	$665	$3,583	$0	$8,195	$8,195	$2,918	$(7,530)	$(4,612)
Admitted Assets	XXX	XXX	1,586,952	XXX	XXX	2,753,457	XXX	XXX	(1,166,505)
Adjusted Statutory Surplus	XXX	XXX	475,105	XXX	XXX	470,567	XXX	XXX	4,538
Total Adjusted Capital from DTAs	XXX	XXX	3,583	XXX	XXX	8,195	XXX	XXX	(4,612)
Increase Due to SSAP 10R, paragraph 10.e.:
Admitted Deferred Tax Assets	$6,245	$1,330	$7,575	$0	$0	$0	$6,245	$1,330	$7,575
Admitted Assets	XXX	XXX	7,575	XXX	XXX	0	XXX	XXX	7,575
Statutory Surplus	XXX	XXX	7,575	XXX	XXX	0	XXX	XXX	7,575

*  XXX denotes not applicable

The Company had no impact for tax planning strategies at December 31, 2010.

There are no temporary differences for which deferred tax liabilities are not recognized.

Current and deferred income taxes incurred consist of the following major components:

Current Income Tax:

	$ In thousands
	(1)	(2)	(3)
			(Col 1-2)
	2010	2009	Change
Federal	$25,237	$29,021	$(3,784)
Foreign	0	0	0
Subtotal	25,237	29,021	(3,784)
Federal income tax on capital gains	(3,151)	(67)	(3,084)
Utilization of capital loss carryforwards	0	0	0
Other	0	0	0
Federal and Foreign income taxes incurred	$22,086	$28,954	$(6,868)

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

Deferred Tax Assets:

	$ In thousands
	(1)	(2)	(3)
			(Col 1-2)
	2010	2009	Change
Ordinary:
Policyholder reserves	$18,162	$0	$18,162
Investments	0	985	(985)
Deferred acquisition costs	15,581	14,174	1,407
Other (including items <5% of total ordinary tax assets)	576	126	448
Purchased Intangibles	23,467	0	23,467
Subtotal	57,786	15,285	42,501
Statutory valuation allowance adjustment	0	0	0
Nonadmitted	34,486	0	34,486
Admitted ordinary deferred tax assets	23,300	15,285	8,015
Capital:
Investments	8,926	8,131	795
Net capital loss carryforward	0	64	(64)
Subtotal	8,926	8,195	731
Nonadmitted	6,931	0	6,931
Admitted capital deferred tax assets	1,995	8,195	(6,200)
Admitted deferred tax assets	25,295	23,480	1,815

Deferred Tax Liabilities:

Ordinary:
Deferred and uncollected premium	14,064	18,233	(4,169)
Policyholder reserves	0	12,785	(12,785)
Other (including items <5% of total ordinary tax assets)	72	74	(2)
Subtotal	14,136	31,092	(16,956)
Capital	0	0	0
Deferred tax liabilities	14,136	31,092	(16,956)
Net Deferred Tax Assets/Liabilities	$11,158	$(7,612)	$18,770

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

The change in net deferred income taxes at December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in "Changes in Capital and Surplus"):

	$ In thousands
	(1)	(2)	(3)
			(Col 1-2)
	2010	2009	Change
Total Deferred Tax Assets	$66,711	$23,480	$43,231
Total Deferred Tax Liabilities	(14,136)	(31,092)	16,956
Net deferred tax assets/liabilities	$52,575	$(7,612)	60,187
Tax effect of unrealized gains/(losses)			(239)
Change in net deferred income tax			$60,426

Reconciliation of Federal Income Tax Rate to Actual Effective Rate — among the more significant book to tax adjustments were the following:

	$ In thousands
	2010		2009
	Tax Effect	Effective Tax Rate (%)	Tax Effect	Effective Tax Rate (%)
Provision computed at statutory rate	$28,552	35.00%	$28,371	35.00%
Tax on STAT Capital Gains	(6,357)	(7.79)	(4,258)	(5.25)
Amortization of IMR	(188)	(0.23)	(138)	(0.17)
Change in non-admits	673	0.82	(129)	(0.16)
Nondeductible expense	6	0.01	5	0.01
Dividends received deduction	(4,966)	(6.09)	(5,051)	(6.23)
Prior year tax true-up	(49)	(0.06)	4	0.01
Tax credits	(125)	(0.15)	(251)	(0.31)
Surplus adjustment for reserve weakening			2,841	3.50
Deferred tax assets created/transferred as result of sale	(55,769)	(68.36)
Other	(117)	(0.14)	115	0.14
Total	$(38,340)	(46.99)%	$21,509	26.54%
Federal income taxes incurred expense/(benefit)	25,237	30.94%	29,021	35.80%
Tax on capital gains/(losses)	(3,151)	(3.86)	(67)	(0.08)
Change in net deferred income taxes charge/(benefit)	(60,426)	(74.07)	(7,445)	(9.18)
Total statutory income taxes	(38,340)	(46.99)%	21,509	26.54%

In conjunction with the Company's change in ownership at December 31, 2010 as discussed in Note 1, an election under Internal Revenue Code Section 338(h)(10) was made, and the tax basis of the Company's assets were revalued pursuant to this election. As a result of the election and revaluation of tax basis, gross deferred taxes changed from a net deferred tax liability at year end 2009 to a net deferred tax asset at year end 2010.

At December 31, 2010, the Company had no operating, no capital loss and no Alternative Minimum Tax carryforwards available to offset future net income subject to federal income taxes.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

The Company had no income taxes available for recoupment in the event of carry back of future operations loss deductions for 2010, 2009, and 2008, respectively.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company's federal income tax return for the tax year ended December 31, 2010 is consolidated with Torchmark Corporation and Subsidiaries. Each Company pays a share of the total tax liability determined as if computed separately. Companies that would report a loss are reimbursed to the extent that their losses are utilized by affiliates with taxable income. The calculation is made pursuant to Federal Income Tax Regulation 1.552-1(a)(2) and 1.502-33(d)(3)(ii). Torchmark has assumed the current tax liability of the Company that would be pursuant to the 2010 tax return.

8.  INFORMATION CONCERNING PARENT, SUBSIDIARY, AND AFFILIATES

Effective December 31, 2010, the Company is a wholly owned subsidiary of PLICO, an insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of PLC, an insurance holding company domiciled in the State of Delaware.

PLICO purchased the Company on December 31, 2010 for $364.0 million. The Company was previously owned by Liberty National, a wholly-owned subsidiary of Torchmark.

The Company received no capital contributions during 2010 or 2009.

The Company paid cash distributions to Liberty National of $10.2 million, $0.9 million, and $26.0 million on March 30, May 18, and June 21, 2010, respectively. The Company also paid an extraordinary dividend, which was approved by the Insurance Commissioner of the State of Nebraska, to Liberty National on December 20, 2010 with an estimated fair value of $304.7 million consisting of bonds and accrued interest of $117.6 million, preferred stocks and accrued dividends (see Torchmark preferred stock discussion below) of $190.9 million, offset by cash received from Liberty of $3.7 million. The Company recognized realized losses of $(19.2) million and $(1.8) million on these bond and preferred stock distributions, respectively. The Company paid $47.1 million of dividends to Liberty National during 2009.

At December 31, 2009, the Company owned 136,012 shares 6.5% Cumulative Preferred Stock, Series A, and 52,200 shares of 7.15% Cumulative Preferred Stock, Series A of a former affiliate, Torchmark, which were subsequently distributed to Liberty National as part of an extraordinary dividend on December 20, 2010. Dividend income on Torchmark preferred stock was $12.2 million and $12.6 million in 2010 and 2009, respectively.

Affiliates under the control of PLC and Torchmark routinely receive from or pay to other affiliates reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly. At December 31, 2010, the Company had no payables or receivables with affiliates or former affiliates. At December 31, 2009, the Company had a receivable of $46.4 million and a payable of $1.0 million relating to its former affiliates.

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company's or any affiliated insurer's assets to liability, other than insurance contracts entered into in the ordinary course of business.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

TMK Re., Ltd. (TMK Re.), a former affiliate of the Company borrowed $45 million and $44 million at an interest rate of 3.25% from the Company on March 10, 2010 and June 9, 2010, respectively. These borrowings were repaid in full on June 9, 2010 and July 20, 2010, respectively. Interest income related to these loans of $523 thousand is included in net investment income in the accompanying financial statements.

The Company borrowed $27 million and $15 million at an interest rate of 3.25% from a former affiliate, Torchmark, on June 21, 2010 and November 12, 2010, respectively. These borrowings were repaid in full on July 21, 2010 and December 20, 2010, respectively. Interest expense related to these borrowings of $125 thousand is included in investment income in the accompanying financial statements.

During 2009, the Company loaned, in a series of notes $215 million to former affiliates Torchmark, Liberty National, and TMK Re. These notes had an interest rate of 3.25%, and $45 million remained outstanding at December 31, 2009, which were subsequently repaid during 2010. Interest income of $366 thousand and $1.4 million were included in net investment income in 2010 and 2009, respectively.

Torchmark, a former affiliate of the Company borrowed $8 million at an interest rate of 3.25% from the Company on February 23, 2009. These borrowings were repaid in full on May 26, 2009. Interest income related to these loans of $67 thousand is included in net investment income in the accompanying financial statements.

During 2008, the Company loaned, in a series of notes, $10 million to TMK Re., which were repaid during 2009. The 2009 interest income related to these notes was $72 thousand and is included in net investment income in the accompanying financial statements.

The Company borrowed $15 million at an interest rate of 3.25% from a former affiliate, United American Insurance Company on April 7, 2009. These borrowings were repaid in full on May 27, 2009. The interest expense related to these notes of $68 thousand is included in 2009 net investment income in the accompanying financial statements.

PLC has contracts with its affiliates under which it supplies investment, legal and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid no amounts under these contracts for the year ending December 31, 2010.

The Company previously had an investment management agreement with Torchmark, a former affiliate. The Company was charged a fee based on the total value of securities managed. Total investment management fees paid to Torchmark was $2.0 million and $1.9 million in 2010 and 2009, respectively. Torchmark performed certain additional administrative services for the Company for which it was charged $0.2 million and $0.2 million in 2010 and 2009, respectively. The Company reimbursed Torchmark for general expenses paid on behalf of the Company. Torchmark also reimbursed the Company for general expenses incurred by the Company on behalf of TMK.

The Company paid commissions to Liberty National for certain of the Company's policies sold by Liberty National agents. The amounts of commissions were $0.8 million and $0.9 million in 2010 and 2009, respectively.

The Company was charged for space, equipment, and services provided by Liberty National amounting to $1.3 million and $1.0 million in 2010 and 2009, respectively.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

As more fully discussed in Note 4, reinsurance agreements exist between the Company, and former affiliates. However, the Company had no reinsurance agreements with affiliates at December 31, 2010.

The Company serves as a sponsor to seven separate accounts at December 31, 2010.

9.  CAPITAL AND SURPLUS AND SHAREHOLDER'S DIVIDEND RESTRICTIONS

The Company has 500,000 common stock shares authorized, issued and outstanding with a $6.00 per share par value. The Company has no preferred stock outstanding.

Dividends and distributions on common stock are non-cumulative and are paid as determined by the Board of Directors. Normally, dividends and distributions may be paid without approval of the Insurance Commissioner of the State of Nebraska in an amount up to the greater of 10% of policyholders' surplus as of the preceding December 31, or the Company's net gain from operations for the preceding year reduced by dividends or distributions paid within the preceding twelve months. The Company paid $37.1 million and $47.1 million of cash distributions on common stock to Liberty National during 2010 and 2009, respectively. The Company also paid an extraordinary dividend of $310.6 million consisting of cash of $0.6 million, bonds of $123.6 million, and preferred stock of $186.4 million on December 20, 2010. During 2011, the Company may not make any distributions without the approval of the Insurance Commissioner of the State of Nebraska.

The portion of unassigned surplus reduced by each item below at December 31, 2010 and 2009, is as follows:

	2010	2009
	($ in thousands)
Net unrealized losses, net of tax	$0	$444
Nonadmitted assets	(45,607)	(3,799)
Asset valuation reserve	0	(3,795)

10.  COMMITMENTS AND CONTINGENCIES

Reinsurance — The Company reinsures the portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 thousand per life. The Company would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 4, the Company does not assume insurance risks of other companies.

Litigation — A number of civil jury verdicts have been returned against insurers, broker-dealers, and other providers of financial services involving sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or other persons with whom the insurer does business, payment of sales or other contingent commissions, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages, which creates the potential for unpredictable material adverse

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Also, a number of lawsuits and investigations regarding the method of paying claims have recently been initiated against life insurers. The Company offers payment methods that may be similar to those that have been the subject of such lawsuits and investigations.

The Company is engaged in routine litigation arising from the normal course of business. In Management's opinion, this litigation will not materially affect the Company's statutory-basis financial position, results of operation, or capital and surplus.

Collateral Requirements — The Company requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of the Company's investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

Assessments — In most states, under insurance guaranty fund laws, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. At December 31, 2010 the Company is not aware of any assessments that have a material effect on the financial statements.

11.  SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

•  Variable Life

•  Variable Annuities

These products are included within the Separate Accounts pursuant to Nebraska Code §44-402.01.

In accordance with the products recorded within the Separate Account, all of the Company's assets are considered legally insulated from the General Account. As of December 31, 2010 and 2009, the Company Separate Account statement included legally insulated assets of $770.9 million and $793.0 million, respectively. The assets legally insulated from the General Account as of December 31, 2010 are attributed to the following products:

($ in thousands)
(1)	(2)	(4)
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Variable Life	$167,199	$0
Variable Annuities	603,705	0
Total	$770,904	$0

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2010, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $14.4 million. To compensate the General Account for the risk taken, the Separate Account was paid risk charges of $6.7 million for the year ending December 31, 2010.

During 2010, the General Account paid $0.8 million toward Separate Account guarantees. The total Separate Account guarantees paid by the General Account for the preceding four years ending December 31, 2009, 2008, 2007 and 2006 were $1.9 million, $1.0 million, $1.0 million, and $0.7 million, respectively.

The Company did not have securities lending transactions within the Separate Account during either 2010 or 2009.

Information regarding the Company's non-guaranteed Separate Accounts is as follows:

	2010	2009
	($ in thousands)
1. Premiums, consideration or deposits for the year ended December 31	$13,347	$15,230
2. Reserves at December 31
I. For accounts with assets at:
a. Market value	$763,396	$784,091
b. Amortized cost	0	0
Total reserves	$763,396	$784,091
II. By withdrawal characteristics:
a. Subject to discretionary withdrawals	$0	$0
b. With MV adjustment	0	0
c. At book value without MV adjustment and with current surrender charge of 5% or more	0	0
d. At market value	763,396	784,091
e. At book value without MV adjustment and with current surrender charge less than 5%	0	0
f. Subtotal	763,396	784,091
g. Not subject to discretionary withdrawal	0	0
h. Total	$763,396	$784,091

Reconciliation of Net Transfers to (from) Separate Accounts is as follows:

	2010	2009
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$13,346	$15,230
Transfers from Separate Accounts	37,348	40,095
Net transfers to (from) Separate Accounts	$(24,002)	$(24,865)

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

12. RECONCILIATION TO THE ANNUAL STATEMENT

The accompanying statutory-basis financial statements differ from the amounts shown in the Company's statutory annual statement for 2010 and 2009. Following is a reconciliation of account balances ($ in thousands) as reported to state regulatory authorities to amounts reported herein (the 2010 adjustments do not change total cash and invested assets, capital and surplus, or net change in cash and short-term investment amounts, and the 2009 adjustment does not change the net change in cash and short — term investments amounts):

2010
ADMITTED ASSETS — INVESTMENTS:
Total cash and invested assets as reported in the Company's Annual Statement	$758,431
Adjustment to preferred stock	(24,785)
Adjustment to bonds	24,785
Total cash and invested assets as reported in the accompanying statutory-basis statements of admitted assets	$758,431
CHANGES IN CAPITAL AND SURPLUS:
Capital and Suplus at December 31, 2010 as reported in the Company's Annual Statement	$186,446
Transfer of net assets to former affiliate pursuant to the purchase agreement	(5,883)
Dividends to stockholders	5,883
Capital and Suplus at December 31, 2010 as reported in the accompanying statutory-basis statements of changes in capital and surplus	$186,446
STATEMENT OF CASH FLOWS — OPERATING ACTIVITIES:
Net cash provided by operating activities as reported in the Company's Annual Statement	$64,483
Adjustment to federal and foreign income taxes paid	(4,168)
Net cash provided by operating activities as reported in the accompanying statutory-basis statements of cash flows	$60,315
STATEMENT OF CASH FLOWS — FINANCING AND MISCELLANEOUS SOURCES (USES):
Net cash used in financing and miscellaneous uses as reported in the Company's Annual Statement	$(5,388)
Adjustment to dividends to stockholders	4,380
Adjustment to other cash provided	(212)
Net cash used in financing and miscellaneous uses as reported in the accompanying statutory-basis statements of cash flows	$(1,220)

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO THE STATUTORY-BASIS FINANCIAL STATEMENTS—(Continued)
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

2009
STATEMENT OF CASH FLOWS — OPERATING ACTIVITIES:
Net cash provided by operating activities as reported in the Company's Annual Statement	$59,017
Adjustment to federal and foreign income taxes paid	(8,688)
Net cash provided by operating activities as reported in the accompanying statutory-basis statements of cash flows	$50,329
STATEMENT OF CASH FLOWS — FINANCING AND MISCELLANEOUS SOURCES (USES):
Net cash used in financing and miscellaneous uses as reported in the Company's Annual Statement	$(89,826)
Adjustment to federal and foreign income taxes paid	8,688
Net cash used in financing and miscellaneous uses as reported in the accompanying statutory-basis statements of cash flows	$(81,138)

United Investors Universal Life Variable Account

Financial Statements as of December 31, 2010, and
for the Years Ended December 31, 2010 and 2009, and
Report of Independent Registered Public Accounting Firm

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities as of December 31, 2010	F-2

Statements of Operations for the Year Ended December 31, 2010	F-3

Statements of Changes in Net Assets for the Year Ended December 31, 2010	F-4–F-5

Statements of Changes in Net Assets for the Year Ended December 31, 2009	F-6–F-7

Notes to Financial Statements	F-8–F-19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
United Investors Life Insurance Company
and the Contract Owners of the
United Investors Universal Life Variable Account:

We have audited the accompanying statements of assets and liabilities of each of the subaccounts ("portfolios," for the purpose of this report) that include the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International Growth, Money Market, Science and Technology, and Small Cap Growth portfolios that comprise the United Investors Universal Life Variable Account (the "Universal Life Variable Account") as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Universal Life Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Universal Life Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Universal Life Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2010, by correspondence with the investment company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the Universal Life Variable Account as of December 31, 2010, the results of their respective operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2010

F-1

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2010

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
ASSETS — Investments in mutual funds — at fair value (Note 2)	$7,771,832	$4,593,303	$2,618,051	$19,693,107	$22,330,341
LIABILITIES — Payable to United Investors Life Insurance Company (Note 4)	1,525	903	510	3,837	4,353
NET ASSETS (Note 3)	$7,770,307	$4,592,400	$2,617,541	$19,689,270	$22,325,988
ACCUMULATION UNITS OUTSTANDING	2,000,138	2,511,231	1,536,452	11,772,634	12,072,852
NET ASSET VALUE PER UNIT	$3.885	$1.829	$1.704	$1.672	$1.849
COST OF INVESTED ASSETS	$7,303,267	$4,028,344	$2,527,331	$16,517,563	$19,587,915
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
ASSETS — Investments in mutual funds — at fair value (Note 2)	$2,919,867	$9,378,991	$1,496,244	$21,136,315	$14,616,896
LIABILITIES — Payable to United Investors Life Insurance Company (Note 4)	567	1,823	328	4,115	2,856
NET ASSETS (Note 3)	$2,919,300	$9,377,168	$1,495,916	$21,132,200	$14,614,040
ACCUMULATION UNITS OUTSTANDING	1,541,951	4,500,934	1,168,970	4,272,179	6,316,966
NET ASSET VALUE PER UNIT	$1.893	$2.083	$1.280	$4.946	$2.313
COST OF INVESTED ASSETS	$2,538,653	$8,108,226	$1,496,246	$18,030,026	$11,070,511

See notes to financial statements.
F-2

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
INVESTMENT INCOME:
Dividend income (Note 2)	$80,872	$147,133	$95,528	$176,511	$132,291
Mortality and expense risk charges	(56,453)	(32,217)	(18,357)	(131,342)	(153,823)
Net investment income (loss)	24,419	114,916	77,171	45,169	(21,532)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from redemption of investment units	131,401	194,183	17,494	(336,980)	38,432
Unrealized investment appreciation on investments during the year	403,463	352,025	31,911	3,655,884	2,320,966
Net realized and unrealized gains	534,864	546,208	49,405	3,318,904	2,359,398
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$559,283	$661,124	$126,576	$3,364,073	$2,337,866
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income (Note 2)	$219,265	$83,526	$1,166	$589,190	$—
Mortality and expense risk charges	(20,468)	(63,214)	(12,299)	(147,155)	(94,615)
Net investment income (loss)	198,797	20,312	(11,133)	442,035	(94,615)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from redemption of investment units	40,154	(44,090)	—	609,905	(42,302)
Unrealized investment appreciation on investments during the year	134,897	1,168,915	—	1,212,448	3,401,819
Net realized and unrealized gains	175,051	1,124,825	—	1,822,353	3,359,517
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$373,848	$1,145,137	$(11,133)	$2,264,388	$3,264,902

See notes to financial statements.
F-3

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
FROM OPERATIONS:
Net investment income (loss)	$24,419	$114,916	$77,171	$45,169	$(21,532)
Net realized gains (losses) on investments	131,401	194,183	17,494	(336,980)	38,432
Unrealized appreciation of investments during the year	403,463	352,025	31,911	3,655,884	2,320,966
Net increase (decrease) in net assets resulting from operations	559,283	661,124	126,576	3,364,073	2,337,866
FROM VARIABLE LIFE POLICY TRANSACTIONS:
Contract maintenance charges:
Administrative expense	(18,676)	(15,494)	(7,320)	(78,907)	(99,387)
Cost of insurance	(333,838)	(282,692)	(158,335)	(1,112,969)	(1,216,624)
Other policy rider charges	(9,618)	(7,325)	(4,915)	(42,718)	(49,687)
Benefits, surrenders, and terminations	(514,453)	(331,972)	(111,974)	(1,503,557)	(1,805,172)
Premium deposits and net transfers*	226,125	286,545	462,925	1,371,451	1,677,900
Net increase (decrease) in net assets resulting from variable life policy transactions	(650,460)	(350,938)	180,381	(1,366,700)	(1,492,970)
NET INCREASE (DECREASE) IN NET ASSETS	(91,177)	310,186	306,957	1,997,373	844,896
NET ASSETS — Beginning of year	7,861,484	4,282,214	2,310,584	17,691,897	21,481,092
NET ASSETS — End of year	$7,770,307	$4,592,400	$2,617,541	$19,689,270	$22,325,988

*  Includes transfer activity from other portfolios.

See notes to financial statements.
F-4

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2010

	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
FROM OPERATIONS:
Net investment income (loss)	$198,797	$20,312	$(11,133)	$442,035	$(94,615)
Net realized gains (losses) on investments	40,154	(44,090)	—	609,905	(42,302)
Unrealized appreciation of investments during the year	134,897	1,168,915	—	1,212,448	3,401,819
Net increase (decrease) in net assets resulting from operations	373,848	1,145,137	(11,133)	2,264,388	3,264,902
FROM VARIABLE LIFE POLICY TRANSACTIONS:
Contract maintenance charges:
Administrative expense	(8,216)	(31,027)	(2,629)	(91,525)	(55,545)
Cost of insurance	(154,272)	(406,108)	(78,480)	(977,270)	(633,095)
Other policy rider charges	(5,255)	(15,195)	(12,157)	(43,549)	(27,477)
Benefits, surrenders, and terminations	(252,743)	(872,090)	(210,661)	(1,709,988)	(1,213,897)
Premium deposits and net transfers*	160,106	567,670	197,595	1,043,198	863,262
Net increase (decrease) in net assets resulting from variable life policy transactions	(260,380)	(756,750)	(106,332)	(1,779,134)	(1,066,752)
NET INCREASE (DECREASE) IN NET ASSETS	113,468	388,387	(117,465)	485,254	2,198,150
NET ASSETS — Beginning of year	2,805,832	8,988,781	1,613,381	20,646,946	12,415,890
NET ASSETS — End of year	$2,919,300	$9,377,168	$1,495,916	$21,132,200	$14,614,040

*  Includes transfer activity from other portfolios.

See notes to financial statements.
F-5

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
FROM OPERATIONS:
Net investment income (loss)	$728,272	$73,067	$75,419	$34,366	$451,886
Net realized gains (losses) on investments	(62,305)	73,861	9,242	(2,199,775)	(1,067,790)
Unrealized appreciation of investments during the year	974,036	327,712	63,934	5,562,361	5,144,955
Net increase in net assets resulting from operations	1,640,003	474,640	148,595	3,396,952	4,529,051
FROM VARIABLE LIFE POLICY TRANSACTIONS:
Contract maintenance charges:
Administrative expense	(20,634)	(16,931)	(8,116)	(83,297)	(108,771)
Cost of insurance	(367,923)	(308,747)	(166,133)	(1,150,415)	(1,304,134)
Other policy rider charges	(10,669)	(8,095)	(5,990)	(43,683)	(55,561)
Benefits, surrenders, and terminations	(750,126)	(315,699)	(281,287)	(1,366,978)	(1,583,667)
Premium deposits and net transfers*	486,590	362,078	214,406	1,525,076	1,853,985
Net increase (decrease) in net assets resulting from variable life policy transactions	(662,762)	(287,394)	(247,120)	(1,119,297)	(1,198,148)
NET INCREASE (DECREASE) IN NET ASSETS	977,241	187,246	(98,525)	2,277,655	3,330,903
NET ASSETS — Beginning of year	6,884,243	4,094,968	2,409,109	15,414,242	18,150,189
NET ASSETS — End of year	$7,861,484	$4,282,214	$2,310,584	$17,691,897	$21,481,092

*  Includes transfer activity from other portfolios.

See notes to financial statements.
F-6

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2009

	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
FROM OPERATIONS:
Net investment income (loss)	$208,073	$60,516	$2,729	$994,608	$(42,086)
Net realized gains (losses) on investments	(123,261)	(525,270)	—	(330,570)	(1,128,230)
Unrealized appreciation of investments during the year	846,529	2,295,247	—	5,687,442	4,350,287
Net increase in net assets resulting from operations	931,341	1,830,493	2,729	6,351,480	3,179,971
FROM VARIABLE LIFE POLICY TRANSACTIONS:
Contract maintenance charges:
Administrative expense	(8,731)	(33,807)	(2,789)	(98,588)	(56,612)
Cost of insurance	(156,641)	(430,603)	(77,105)	(1,025,419)	(628,552)
Other policy rider charges	(5,558)	(17,157)	(11,573)	(46,744)	(28,079)
Benefits, surrenders, and terminations	(307,496)	(722,514)	(52,372)	(1,510,858)	(937,508)
Premium deposits and net transfers*	428,452	883,897	203,382	1,497,115	1,071,260
Net increase (decrease) in net assets resulting from variable life policy transactions	(49,974)	(320,184)	59,543	(1,184,494)	(579,491)
NET INCREASE (DECREASE) IN NET ASSETS	881,367	1,510,309	62,272	5,166,986	2,600,480
NET ASSETS — Beginning of year	1,924,465	7,478,472	1,551,109	15,479,960	9,815,410
NET ASSETS — End of year	$2,805,832	$8,988,781	$1,613,381	$20,646,946	$12,415,890

*  Includes transfer activity from other portfolios.

See notes to financial statements.
F-7

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization — The United Investors Universal Life Variable Account (the "Universal Life Variable Account") was established on August 15, 1997, as a segregated account of United Investors Life Insurance Company (the "Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Universal Life Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios (formerly, W&R Target Funds, Inc.) (the "Fund"), a mutual fund with 10 separate investment portfolios, including an asset strategy, a balanced, a bond, a core equity, a growth, a high income, a international growth, a money market, a science and technology, and a small cap growth portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

Basis of Presentation — The financial statements of the Universal Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America ("Generally Accepted Accounting Principles").

Federal Taxes — Currently, no charge is made to the Universal Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Universal Life Variable Account investment income under current tax law. The Sponsor will review periodically the status of this policy in the event of changes in the tax laws. Because federal income taxes are not imposed on the Sponsor for the Universal Life Variable Account, management has concluded that no uncertain tax positions exist.

Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported therein. Actual results could differ from these estimates.

2.  INVESTMENTS

Investments in mutual funds of the separate investment portfolios are stated at fair value. Fair value, which is the net asset value per share, is determined by the Fund, which values its securities at fair value. The Universal Life Variable Account owns shares of each portfolio of the Fund, which are converted to the units owned by the contract holders of the Universal Life Variable Account on a daily basis. Each portfolio's unit value is increased or decreased each business day by multiplying the unit value for the portfolio on the prior business day by the portfolio's net investment factor.

Dividends and capital gains received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date in the statements of operations.

Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Universal Life Variable Account has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

F-8

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

Level 3 — Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Universal Life Variable Account's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

3.  NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
2010
COST TO:
Contract owners	$9,168,677	$10,064,792	$5,283,437	$47,128,116	$55,756,430
Adjustment for investment results	4,717,682	2,362,655	1,087,135	7,087,346	6,998,061
Deductions:
Mortality and expense risk charge	(400,479)	(410,789)	(205,147)	(1,834,662)	(2,150,495)
Contract maintenance charges:
Cost of insurance	(1,410,851)	(1,381,269)	(654,100)	(5,814,181)	(6,588,460)
Administrative expense	(1,126,840)	(2,600,824)	(1,070,810)	(11,702,630)	(13,068,867)
Other policy rider charges	(92,704)	(138,387)	(74,752)	(762,015)	(926,486)
Benefits, surrenders, and terminations	(3,085,178)	(3,303,778)	(1,748,222)	(14,412,704)	(17,694,195)
NET ASSETS	$7,770,307	$4,592,400	$2,617,541	$19,689,270	$22,325,988

F-9

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2010
COST TO:
Contract owners	$5,077,998	$20,043,578	$3,235,224	$37,346,525	$28,870,952
Adjustment for investment results	1,767,213	3,484,574	228,005	15,096,400	8,414,284
Deductions:
Mortality and expense risk charge	(212,803)	(814,587)	(93,705)	(1,711,967)	(1,272,831)
Contract maintenance charges:
Cost of insurance	(642,322)	(2,237,569)	(275,792)	(5,100,958)	(3,376,230)
Administrative expense	(1,128,892)	(4,001,656)	(481,642)	(9,317,801)	(6,779,257)
Other policy rider charges	(74,089)	(281,117)	(71,221)	(722,261)	(496,100)
Benefits, surrenders, and terminations	(1,867,805)	(6,816,055)	(1,044,953)	(14,457,738)	(10,746,778)
NET ASSETS	$2,919,300	$9,377,168	$1,495,916	$21,132,200	$14,614,040
	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
2009
COST TO:
Contract owners	$8,942,552	$9,778,247	$4,820,512	$45,756,665	$54,078,530
Adjustment for investment results	4,101,946	1,669,314	942,202	3,591,931	4,506,372
Deductions:
Mortality and expense risk charge	(344,026)	(378,572)	(186,790)	(1,703,320)	(1,996,672)
Contract maintenance charges:
Cost of insurance	(1,077,013)	(1,098,577)	(495,765)	(4,701,212)	(5,371,836)
Administrative expense	(1,108,164)	(2,585,330)	(1,063,490)	(11,623,723)	(12,969,480)
Other policy rider charges	(83,086)	(131,062)	(69,837)	(719,297)	(876,799)
Benefits, surrenders, and terminations	(2,570,725)	(2,971,806)	(1,636,248)	(12,909,147)	(15,889,023)
NET ASSETS	$7,861,484	$4,282,214	$2,310,584	$17,691,897	$21,481,092

F-10

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2009
COST TO:
Contract owners	$4,917,892	$19,475,908	$3,037,629	$36,303,327	$28,007,690
Adjustment for investment results	1,372,897	2,276,223	226,839	12,684,857	5,054,767
Deductions:
Mortality and expense risk charge	(192,335)	(751,373)	(81,406)	(1,564,812)	(1,178,216)
Contract maintenance charges:
Cost of insurance	(488,050)	(1,831,461)	(197,312)	(4,123,688)	(2,743,135)
Administrative expense	(1,120,676)	(3,970,629)	(479,013)	(9,226,276)	(6,723,712)
Other policy rider charges	(68,834)	(265,922)	(59,064)	(678,712)	(468,623)
Benefits, surrenders, and terminations	(1,615,062)	(5,943,965)	(834,292)	(12,747,750)	(9,532,881)
NET ASSETS	$2,805,832	$8,988,781	$1,613,381	$20,646,946	$12,415,890

4.  CHARGES AND DEDUCTIONS

Fund Management and Fees — Waddell & Reed Investment Management Company (the "Manager") is the manager of the Fund and provides investment advisory services to the Fund.

The Fund pays the Manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each portfolio at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rates
Asset Strategy Portfolio	Up to $1 Billion Over $1 Billion and up to $2 Billion Over $2 Billion and up to $3 Billion Over $3 Billion	0.70 0.65 0.60 0.55%
Balanced Portfolio	Up to $1 Billion Over $1 Billion and up to $2 Billion Over $2 Billion and up to $3 Billion Over $3 Billion	0.70 0.65 0.60 0.55
Bond Portfolio	Up to $500 Million Over $500 Million and up to $1 Billion Over $1 Billion and up to $1.5 Billion Over $1.5 Billion	0.525 0.50 0.45 0.40
Core Equity Portfolio	Up to $1 Billion Over $1 Billion and up to $2 Billion Over $2 Billion and up to $3 Billion Over $3 Billion	0.70 0.65 0.60 0.55

F-11

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

Fund	Net Asset Breakpoints	Annual Rates
Growth Portfolio	Up to $1 Billion Over $1 Billion and up to $2 Billion Over $2 Billion and up to $3 Billion Over $3 Billion	0.70 0.65 0.60 0.55%
High Income Portfolio	Up to $500 Million Over $500 Million and up to $1 Billion Over $1 Billion and up to $1.5 Billion Over $1.5 Billion	0.625 0.60 0.55 0.50
International Growth Portfolio	Up to $1 Billion Over $1 Billion and up to $2 Billion Over $2 Billion and up to $3 Billion Over $3 Billion	0.85 0.83 0.80 0.76
Money Market Portfolio	All Net Assets	0.40
Science and Technology Portfolio	Up to $1 Billion Over $1 Billion and up to $2 Billion Over $2 Billion and up to $3 Billion Over $3 Billion	0.85 0.83 0.80 0.76
Small Cap Growth Portfolio	Up to $1 Billion Over $1 Billion and up to $2 Billion Over $2 Billion and up to $3 Billion Over $3 Billion	0.85 0.83 0.80 0.76

Mortality and Expense Risk Charges — The Sponsor currently deducts a daily charge from assets in the investment portfolios attributable to the policies at an effective annual rate of 0.90% of the sub-account assets during the first 10 policy years and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Universal Life Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Profit from this charge may be used for any purpose, including distribution expenses.

Premium Deposit Charges — The Sponsor deducts a 3.5% charge from each premium deposit before allocating the resulting net premium to the policy value. This charge is deducted for state premium taxes and federal income tax treatment of deferred acquisition costs.

Monthly Deduction — The Sponsor deducts the monthly deduction on the policy date and on each monthly anniversary from the policy value in the variable account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(1)  The cost of insurance charge discussed below.

(2)  A current monthly administrative charge of $5.00 (which may increase to a maximum charge of $7.50 per month).

F-12

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

(3)  The guaranteed death benefit charge ($0.01 per $1,000 of face amount) as long as the death benefit guarantee remains in effect.

(4)  Charges for any supplemental benefits added by riders to the policy.

Surrender Charges — If the policy is surrendered prior to the end of the 16th policy year or the end of the 16th year following an increase in face amount, the Sponsor will deduct a surrender charge based on the face amount at issue, or increase, as applicable. The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases. The surrender charge varies based on the insured's age on the policy date, or attained age at the time of an increase, and is calculated as an amount per $1,000 of the face amount. For each age, the surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after an increase in face amount).

During the first five policy years (or first five years after a face amount increase), the surrender charge per $1,000 of face amount is as follows for the selected ages below:

Issue Age	Charge Per $1,000 of Face Amount
25	$6.00
35	7.00
45	8.75
50	10.00
55	11.50
65	16.75
75	26.00

Partial Surrender Charge — A partial surrender charge equal to the lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge, will apply to each partial surrender. This charge will be deducted from the policy value along with the partial surrender amount. Surrender charges are included in benefits, surrenders, and terminations in the accompanying statements of changes in net assets.

Cost of Insurance — A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex, and risk class of the insured and is determined by the Sponsor based upon its expectation as to future mortality experience.

F-13

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

5.  CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2010 and 2009, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
2010
Units issued	1,089,896	1,041,000	632,547	4,609,912	5,169,851
Units redeemed	(1,277,345)	(1,255,693)	(525,185)	(5,547,184)	(6,097,590)
	(187,449)	(214,693)	107,362	(937,272)	(927,739)
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2010
Units issued	549,965	1,974,900	1,027,899	1,930,773	3,072,483
Units redeemed	(699,557)	(2,397,727)	(1,111,121)	(2,338,406)	(3,631,160)
	(149,592)	(422,827)	(83,222)	(407,633)	(558,677)
	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
2009
Units issued	901,815	1,349,620	782,050	7,205,826	7,545,667
Units redeemed	(1,091,707)	(1,554,469)	(939,109)	(8,138,307)	(8,408,534)
	(189,892)	(204,849)	(157,059)	(932,481)	(862,867)
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2009
Units issued	1,238,419	2,912,885	533,217	2,694,356	3,886,708
Units redeemed	(1,234,240)	(3,151,256)	(487,798)	(3,026,911)	(4,282,760)
	4,179	(238,371)	45,419	(332,555)	(396,052)

6.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments of Universal Life Variable Account for the year ended December 31, 2010, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
Cost of purchases	$3,289,480	$1,311,170	$859,664	$4,108,083	$5,698,313
Proceeds from sales of investments	$(3,915,720)	$(1,547,197)	$(602,074)	$(5,429,422)	$(7,212,982)
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
Cost of purchases	$813,822	$2,478,916	$1,083,832	$6,653,490	$4,036,755
Proceeds from sales of investments	$(875,411)	$(3,215,415)	$(1,201,329)	$(7,990,857)	$(5,197,906)

F-14

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

7.  FINANCIAL HIGHLIGHTS

The financial highlights of the Universal Life Variable Account for each of the five years in the period ended December 31, 2010, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
2010
Number of units at December 31, 2010	2,000,138	2,511,231	1,536,452	11,772,634	12,072,852
Unit value at December 31, 2010	$3.885	$1.829	$1.704	$1.672	$1.849
Net assets at December 31, 2010	$7,770,307	$4,592,400	$2,617,541	$19,689,270	$22,325,988
Investment income ratio for the year ended December 31, 2010*	1.08%	3.39%	3.76%	0.98%	0.63%
Expense ratio for the year ended December 31, 2010*,**	0.75%	0.74%	0.72%	0.73%	0.74%
Total return for the year ended December 31, 2010*	7.44%	15.21%	4.99%	18.69%	11.20%
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2010
Number of units at December 31, 2010	1,541,951	4,500,934	1,168,970	4,272,179	6,316,966
Unit value at December 31, 2010	$1.893	$2.083	$1.280	$4.946	$2.313
Net assets at December 31, 2010	$2,919,300	$9,377,168	$1,495,916	$21,132,200	$14,614,040
Investment income ratio for the year ended December 31, 2010*	7.75%	0.97%	0.08%	2.95%	%
Expense ratio for the year ended December 31, 2010*,**	0.72%	0.73%	0.81%	0.74%	0.74%
Total return for the year ended December 31, 2010*	13.21%	13.25%	(0.73)%	11.34%	25.53%

*  Based on the average assets for the period.

**  Only includes expenses borne directly by the United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

F-15

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
2009
Number of units at December 31, 2009	2,187,623	2,725,923	1,429,100	12,709,931	13,000,809
Unit value at December 31, 2009	$3.594	$1.571	$1.617	$1.392	$1.652
Net assets at December 31, 2009	$7,861,484	$4,282,214	$2,310,584	$17,691,897	$21,481,092
Investment income ratio for the year ended December 31, 2009*	10.53%	2.63%	3.93%	1.01%	3.17%
Expense ratio for the year ended December 31, 2009*,**	0.83%	0.81%	0.79%	0.79%	0.81%
Total return for the year ended December 31, 2009*	21.85%	11.79%	6.20%	21.52%	23.64%
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2009
Number of units at December 31, 2009	1,691,543	4,923,760	1,252,192	4,679,909	6,875,850
Unit value at December 31, 2009	$1.659	$1.826	$1.288	$4.412	$1.806
Net assets at December 31, 2009	$2,805,832	$8,988,781	$1,613,381	$20,646,946	$12,415,890
Investment income ratio for the year ended December 31, 2009*	9.00%	1.59%	1.01%	6.49%	0.42%
Expense ratio for the year ended December 31, 2009*,**	0.78%	0.80%	0.85%	0.82%	0.82%
Total return for the year ended December 31, 2009*	36.78%	23.77%	0.17%	36.21%	29.79%

*  Based on the average assets for the period.

**  Only includes expenses borne directly by the United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

F-16

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
2008
Number of units at December 31, 2008	2,377,515	2,930,772	1,586,159	13,642,412	13,863,676
Unit value at December 31, 2008	$2.896	$1.397	$1.519	$1.130	$1.309
Net assets at December 31, 2008	$6,884,243	$4,094,968	$2,409,109	$15,414,242	$18,150,189
Investment income ratio for the year ended December 31, 2008*	7.41%	0.18%	0.09%	2.88%	1.01%
Expense ratio for the year ended December 31, 2008*,**	0.88%	0.88%	0.87%	0.88%	0.88%
Total return for the year ended December 31, 2008*	(29.90)%	(23.75)%	(0.53)%	(41.35)%	(43.56)%
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2008
Number of units at December 31, 2008	1,687,364	5,162,131	1,206,773	5,012,464	7,271,902
Unit value at December 31, 2008	$1.141	$1.449	$1.285	$3.088	$1.350
Net assets at December 31, 2008	$1,924,465	$7,478,472	$1,551,109	$15,479,960	$9,815,410
Investment income ratio for the year ended December 31, 2008*	0.65%	2.29%	2.11%	2.79%	1.54%
Expense ratio for the year ended December 31, 2008*,**	0.87%	0.88%	0.89%	0.89%	0.88%
Total return for the year ended December 31, 2008*	(23.63)%	(53.15)%	1.22%	(40.34)%	(50.51)%

*  Based on the average assets for the period.

**  Only includes expenses borne directly by the United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

F-17

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONTINUED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
2007
Number of units at December 31, 2007	2,331,361	3,085,237	1,561,105	14,485,181	14,778,468
Unit value at December 31, 2007	$3.935	$1.783	$1.526	$1.746	$2.072
Net assets at December 31, 2007	$9,173,598	$5,501,769	$2,382,830	$25,296,112	$30,615,162
Investment income ratio for the year ended December 31, 2007*	5.98%	1.40%	4.47%	9.72%	2.53%
Expense ratio for the year ended December 31, 2007*,**	0.90%	0.90%	0.90%	0.90%	0.90%
Total return for the year ended December 31, 2007*	37.01%	11.81%	4.76%	12.19%	22.32%
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2007
Number of units at December 31, 2007	1,763,934	5,586,989	750,264	5,403,760	7,829,560
Unit value at December 31, 2007	$1.470	$2.525	$1.269	$4.711	$2.238
Net assets at December 31, 2007	$2,593,763	$14,106,261	$951,919	$25,457,928	$17,521,069
Investment income ratio for the year ended December 31, 2007*	7.85%	3.24%	4.50%	19.64%	9.75%
Expense ratio for the year ended December 31, 2007*,**	0.90%	0.90%	0.90%	0.90%	0.90%
Total return for the year ended December 31, 2007*	2.92%	18.43%	3.60%	20.71%	11.68%

*  Based on the average assets for the period.

**  Only includes expenses borne directly by the United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

F-18

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS, CONCLUDED
AS OF DECEMBER 31, 2010, AND FOR THE YEARS ENDED
DECEMBER 31, 2010 AND 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio
2006
Number of units at December 31, 2006	2,258,330	3,245,835	1,503,982	15,108,325	15,424,090
Unit value at December 31, 2006	$2.755	$1.583	$1.458	$1.545	$1.662
Net assets at December 31, 2006	$6,222,168	$5,138,517	$2,192,226	$23,348,813	$25,627,866
Investment income ratio for the year ended December 31, 2006*	19.22%	1.75%	4.46%	3.78%	0.00%
Expense ratio for the year ended December 31, 2005*,**	0.93%	0.90%	0.89%	0.90%	0.89%
Total return for the year ended December 31, 2006*	16.61%	9.70%	3.30%	14.75%	3.91%
	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2006
Number of units at December 31, 2006	1,744,226	5,731,921	668,713	5,696,679	8,363,397
Unit value at December 31, 2006	$1.429	$2.100	$1.224	$3.823	$1.989
Net assets at December 31, 2006	$2,491,878	$12,039,813	$818,398	$21,775,647	$16,637,118
Investment income ratio for the year ended December 31, 2006*	7.04%	0.63%	4.36%	2.76%	9.42%
Expense ratio for the year ended December 31, 2005*,**	0.89%	0.87%	0.92%	0.89%	0.91%
Total return for the year ended December 31, 2006*	8.83%	17.95%	3.44%	6.65%	3.97%

*  Based on the average assets for the period.

**  Only includes expenses borne directly by the United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

F-19

PART C

OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolution. Resolution of the Board of Directors of United Investors Life Insurance Company establishing United Investors Universal Life Variable Account.(1)

(b)  Custodian Agreements. Not Applicable.

(c)  Contracts

(1)  Sterne Agee Financial Services, Inc. Agreements:

a.  Principal Underwriting Agreement(5)

i.  Amendment to Principal Underwriting Agreement(10)

ii.  Second Amendment to Principal Underwriting Agreement(8)

iii.  Third Amendment to Principal Underwriting Agreement(10)

iv.  Fourth Amendment to Principal Underwriting Agreement(11)

b.  Limited Selling Agreement(6)

(2)  Comerica Securities, Inc. Agreement:

a.  Principal Underwriting Agreement(11)

(d)  Contracts. Specimen Flexible Premium Variable Life Insurance Policy(1)

(e)  Applications. Application form(3)

(f)  Depositor's Certificate of Incorporation and By-Laws.

(1)  Amended and Restated Articles of Incorporation of United Investors Life Insurance Company.(12)

(2)  Amended and Restated By-laws of United Investors Life Insurance Company.(12)

(g)  Reinsurance Contracts. Not applicable.

(h)  Participation Agreements.

(1)  Form of Participation Agreement(4)

(2)  First Amendment of Participation Agreement(4)

(3)  Second Amendment of Participation Agreement(4)

(i)  Administrative Contracts. Not applicable.

(j)  Other Material Contracts:

(1)  Rule 22c-2 Shareholder Information Agreement(10)

(k)  Legal Opinion. Opinion and consent of John H. Livingston, Esquire, as to the legality of the securities being registered.(11)

(l)  Actuarial Opinion. Not applicable.

(m)  Calculation.(11)

(n)  Other Opinions.

(1)  Consent of Sutherland Asbill & Brennan LLP.(12)

(2)  Consent of Independent Registered Public Accounting Firm.(12)

(o)  Omitted Financial Statements. Not applicable.

(p)  Initial Capital Agreements. Not applicable.

(q)  Redeemability Exemption. Description of issuance, transfer and redemption procedures.(8)

(r)  Power of Attorney.(12)

(1)  Incorporated herein by reference to the initial Registration Statement on Form S-6, File No. 333-26505, filed on May 5, 1997.

(2)  Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22, 1987, as an Exhibit to the Form S-6 Registration, File No. 33-11465).

(3)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement, File No. 333-26505, filed on August 8, 1997.

(4)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to the Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.

(5)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.

(6)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 29, 2002.

(7)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 8 to the Form N-6 Registration Statement, File No. 333-26505, filed on April 30, 2003.

(8)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to the Form N-6 Registration Statement, File No. 333-26505, filed on April 30, 2004.

(9)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 10 to the Form N-6 Registration Statement, File No. 333-26505, filed on May 2, 2005.

(10)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 12 to the Form N-6 Registration Statement, File No. 333-26505, filed on April 27, 2007.

(11)  Incorporated herein by reference to Post- Effective Amendment No. 15 to the Registration Statement on Form N-6 (333-26505), as filed with the Commission on April 30, 2010.

(12)  Filed herewith.

Item 27. Directors and Officers of the Depositor

United Investors Life Insurance Company ("United Investors") is managed by a board of directors. The following table sets forth the name and position of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor
Berko, Edward M	Executive Vice President and Chief Risk Officer

Bielen, Richard J.	Vice Chairman, Chief Financial Officer and Director

Black, Lance P.	Senior Vice President and Treasurer

Borie, Kevin B.	Vice President and Actuary

Cyphert, Mark	Senior Vice President and Chief Information Officer

Deremo, John Brian	Senior Vice President, and Chief Distribution Officer

Johns, John D.	Chairman of the Board, Chief Executive Officer and Director

Johnson, Carolyn M	President and Director

Kibler, Paul N	Director

King, Carolyn	Senior Vice President, Acquisitions and Corporate Development

Long, Deborah J.	Executive Vice President, General Counsel, Secretary and Director

Passafiume, Philip E.	Senior Vice President and Director of Fixed Income

Prior, Charles M	Senior Vice President, Mortgage Loans

Stuenkel, Wayne E.	Senior Vice President

Thigpen, Carl S.	Executive Vice President, Chief Investment Officer and Director

Walker, Steven G.	Senior Vice Presicent, Controller , and Chief Accounting Officer

*  The principal business address of each person is: United Investors Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Insurance Company. Protective Life Insurance Company is a wholly owned subsidiary of Protective Life Corporation (PLC). Various companies and other entities controlled by PLC may therefore be considered to be under common control with the Registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of PLC for the fiscal year ended December 31, 2010 (File No. 001-11339) filed with the Commission on February 28, 2011.

Item 29. Indemnification

Article XI of the By-laws of United Investors provides, in substance, that any of United Investors' directors and officers, who is a party or is threatened to be made a party to any threatened, pending, or completed claim, action, suit or proceeding, other than an action by or in the right of United Investors, by reason of the fact that he is or was an officer or director, shall be indemnified by United Investors against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of United Investors and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of United Investors to procure a judgment in its favor, such person shall be indemnified by United Investors against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of United Investors, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to United Investors unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by United Investors against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by United Investors only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been wholly successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)  Other Activity. As of February 1, 2010, Comerica Securities, Inc., is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the "1940 Act"). It is not the principal underwriter for any other investment companies. Prior to that date, Sterne Agee Financial Services, Inc. was the principal underwriter of the policies. Its principal underwriting agreement terminated as of January 31, 2010.

(b)  Management. The following table provides certain information with respect to the principal officers and directors of Comerica Securities, Inc.:

Name and Principal Business Address*	Positions and Offices with Comerica Securities, Inc.
Ross E. Rogers	Chairman, President and Chief Executive Officer

David K. Skolnik	Executive Vice President

Crescenzo Christopher Scotto Divetta	Senior Vice President, Chief Operating Officer, Treasurer & Director

David T. Doyle	Senior Vice President, Chief Compliance Officer and Director

Eileen M. Ashley	Senior Vice President and Director

Cindy J. Higgins	Senior Vice President and Director

Randy B. Nobles	Senior Vice President and Director

Ralph Pierro	Senior Vice President

Alejandro R. Rossini	Senior Vice President and Director

Julia C. Wellborn	Senior Vice President and Director

Michael C. Wilson	Director

*  The principal business address for the officers and directors listed is 201 W. Fort Street, Detroit, Michigan 48226.

(c)  Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2010:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Sterne Agee Financial Services, Inc.*	$47,634.83	None	N/A	None

Comerica Securities, Inc.	$26,237.65	None	N/A	None

*  Sterne Agee Financial Services, Inc. was principal underwriter from January 1, 2010 until February 1, 2010. Comerica Securities, Inc. became principal underwriter on February 1, 2010.

Item 31. Location of Accounts and Records

All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2001 Third Avenue South, Birmingham, Alabama 35233 and 2801 Highway 280 South, Birmingham, AL 35223.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 27th day of April, 2011.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT (REGISTRANT)

BY:  /S/ JOHN D. JOHNS

  John D. Johns
  Director, Chairman of the Board and Chief
  Executive Officer

By: UNITED INVESTORS LIFE INSURANCE COMPANY (DEPOSITOR)

BY:  /S/ JOHN D. JOHNS

  John D. Johns
  Director, Chairman of the Board and Chief
  Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signatures	Title	Date
/S/ JOHN D. JOHNS JOHN D. JOHNS	Director, Chairman of the Board and Chief Executive Officer	April 27, 2011

/S/ RICHARD J. BIELEN RICHARD J. BIELEN	Vice Chairman, Chief Financial Officer and Director	April 27, 2011

* CAROLYN JOHNSON	President and Director	April 27, 2011

/S/ STEVEN G. WALKER STEVEN G. WALKER	Senior Vice President, Controller, and Chief Accounting Officer	April 27, 2011

* PAUL N. KIBLER	Director	April 27, 2011

* DEBORAH J. LONG	Executive Vice President, General Counsel, Secretary and Director	April 27, 2011

* CARL S. THIGPEN	Executive Vice President, Chief Investment Officer and Director	April 27, 2011

*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 27, 2011

Exhibit Index

26(f)(1)  Amended and Restated Articles of Incorporation of United Investors Life Insurance Company.

(f)(2)  Amended and Restated By-laws of United Investors Life Insurance Company.

26(n)(1)  Consent of Sutherland Asbill & Brennan LLP.

26(n)(2)  Consent of Independent Auditors.